SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED MAY 15, 2002                                Exhibit 99.1
------------------------------------

                                   Term Sheet

                                 $[220,956,000]

                                     [LOGO]

                        Oakwood Mortgage Investors, Inc.
                                    Depositor



                         Manufactured Housing Contracts
                 Senior/subordinated Pass-through Certificates,
                                 Series 2002-B

                                  MAY 15, 2002

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

DISCLAIMER

     Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2002-B. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

     Neither Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. Neither this sheet nor the cover sheet is part of the Series Term Sheet.

     A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

CREDIT | FIRST
SUISSE | BOSTON
                                                                               i

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

Preliminary Information Only

  Offered Certificates

                   Class A-1    Class A-2    Class A-3     Class A-4     Class A-IO     Class M-1    Class M-2   Class B-1
-----------------------------------------------------------------------------------------------------------------------------
Amount:           $62,300,000  $50,200,000  $22,500,000  $31,806,000 $60,800,000/(1)/ $24,896,000  $17,428,000  $11,826,000

Type:              Adjustable     Fixed        Fixed         Fixed         Fixed         Fixed         Fixed       Fixed

Coupon(2):           [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%      [TBD]%

Approx. Price        [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%      [TBD]%

Yield (%):           [TBD]%       [TBD]%       [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%      [TBD]%

Spread (bps):        [TBD]        [TBD]        [TBD]         [TBD]         [TBD]         [TBD]         [TBD]       [TBD]

Avg Life
(To Optional         1.00         3.00         5.00          11.31         4.96          9.70          9.70        6.36
Termination):

Avg Life             1.00         3.00         5.00          12.41         4.96         10.44         10.35        6.36
(To Mat):

1/st/ Prin Pymt
(To Optional         06/02        06/04        06/06         03/09        06/02          12/06        12/06        12/06
Termination):

Last Prin Pymt
(To Optional         06/04        06/06        03/09         12/16        05/10          12/16        12/16        01/11
Termination):

Last Prin Pymt       06/04        06/06        03/09         02/25        05/10          12/23        07/22        01/11
(To Mat):

Stated Mat:           5/13         09/19        03/25       06/32/(3)/     05/10        06/32/(3)/    06/32/(3)/    11/25

Expected             5/31/02      5/31/02      5/31/02       5/31/02      5/31/02        5/31/02      5/31/02      5/31/02
Settlement:

Payment Delay:       0 days       14 days      14 days       14 days      14 days        14 days      14 days      14 days

Interest Payment   Actual/360     30/360       30/360        30/360        30/360        30/360        30/360      30/360
Basis:

Dated Date:          5/31/02      5/1/02       5/1/02        5/1/02        5/1/02        5/1/02        5/1/02      5/1/02

Ratings              Aaa/AAA      Aaa/AAA      Aaa/AAA       Aaa/AAA      Aaa/AAA        Aa3/AA         A3/A      Baa2/BBB
(Moody's/S&P):

Pricing Date:          TBD          TBD          TBD           TBD          TBD            TBD          TBD          TBD

Prepayment Speed:   200% MHP     200% MHP     200% MHP      200% MHP      200% MHP      200% MHP      200% MHP    200% MHP
-----------------------------------------------------------------------------------------------------------------------------

/(1)/ Initial notional balance.
/(2)/ Certain classes of the Offered Certificate have coupons that may be subject to a cap equal to the net weighted average coupon of the underlying assets, reduced for distributions of interest made to the Class A-IO Certificates.
/(3)/ For the classes of Offered Certificates identified, the final scheduled distribution dates are the maturity date of the asset with the latest stated maturity

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

Transaction Summary

--------------------------------------------------------------------------------
 Title of Securities             Oakwood Mortgage Investors, Inc.
                                 Senior/Subordinated Pass-Through Certificates,
                                 Series 2002-B

                                 Class A-1 Certificates (adjustable rate), and Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2, and Class B-1 Certificates (fixed rate) (together "Offered Certificates")

 Depositor                       Oakwood Mortgage Investors, Inc.

 Servicer                        Oakwood Acceptance Corporation, LLC

 Underwriters                    Credit Suisse First Boston Corporation (lead)
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated (co)

 Trustee                         J.P .Morgan Chase Bank

 Credit Enhancement              1.  Excess interest
                                 2.  Subordination, including the Class B-2
                                     Certificates
                                 3.  Overcollateralization

 Collateral                      Fixed rate manufactured housing installment
                                 sales contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                                 On the closing date, the total collateral transferred to the trust will include: 1) $173,411,208.96 aggregate principal balance of sales contracts and mortgage loans ("Initial Assets"), 2) approximately $16,735,865.27 of collateral from the termination of two previously issued Oakwood transactions (the "Reacquired Assets"), and 3) approximately $58,817,750.00 deposited to a pre-funding account to acquire subsequent collateral (the "Prefunding"). Except as otherwise noted, the collateral presented in these tables represents the Initial Assets only. A general summary of the Reacquired Assets is presented in this term sheet.

                                 Detailed characteristics of the Initial Assets are summarized on pages 10 through 36. Collateral information is presented for the Initial Assets in total (Section A), the subset of the Initial Assets which are secured by previously repossessed manufactured homes (Section B), and the subset of the Initial Assets which were secured by manufactured homes not previously repossessed (Section C).

 Rating Agencies                 Moody's Investors Service and Standard & Poor's


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                                 ----------------------------------------------------------------------
 Subordination                                               Rating
 and Class Sizes                  Class                   (Moody's/S&P)   Subordination*   Class Size
                                 ----------------------------------------------------------------------
                                 Class A-1 - A-4, A-IO **   Aaa/AA          33.00%           67.00%
                                 Class M-1                  Aa3/AA          23.00%           10.00%
                                 Class M-2                  A3/A            16.00%            7.00%
                                 Class B-1                Baa2/BBB          11.25%            4.75%
                                 Class B-2                Not offered        5.50%            5.75%
                                 ----------------------------------------------------------------------

                                 *Subordination levels reported here incorporate only the initial overcollateralization level of 5.50%.
                                 **See page 4 for a detailed description of the Class A-IO certificates.

 Overcollateralization           The initial overcollateralization will be
                                 [5.50]% of the initial collateral balance building to a target overcollateralization of [8.50]% of the initial collateral balance. For any distribution date on or after the cross over date of December 2006, the target overcollateralization will be the lesser of [8.50]% of the initial collateral balance and [14.875]% of the then-outstanding collateral balance, but not less than [1.0]% of the initial collateral balance.

 Distribution Dates              The 15/th/ day of each month or, if such day is
                                 not a business day, the next succeeding
                                 business day, beginning in June 2002.

 Interest Accrual                For the Class A-1 Certificates, interest will
                                 accrue from the 15th day of the preceding month until 14th day of the current month. For the first distribution date and the Class A-1 certificates, interest will accrue from the closing date to the 14th of June. Interest is calculated using an actual/360 day count.

                                 For the Class A-2, A-3, A-4, A-IO, M-1, M-2, and B-1 Certificates interest will accrue during the calendar month preceding the month in which the distribution date occurs. Interest is calculated using a 30/360 day count.

 Servicing Fee                   For as long as Oakwood Acceptance is the
                                 servicer, the servicing fee of 1.00% per annum is subordinate on a monthly basis to certain other amounts payable in respect of the certificates. See "Cashflow Priority".


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------


 Class A-IO Certificates         The Class A-IO Certificates will be
                                 interest-only certificates, and will be
                                 entitled to interest distributions at a coupon of 6.00% per annum on a notional principal balance defined for any distribution date as the lesser of (i) the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.

                                 The Class A-IO Certificates are not entitled to any distributions of principal. They will be rated AAA/Aaa and will receive interest payments only through (and including) the distribution date in May 2010.

 Class A-IO Notional             Period   Balance            Period   Balance          Period   Balance
 Principal Balance                 1      $ 60,800,000.00      33     $43,700,000.00     65     $ 28,600,000.00
 Schedule                          2      $ 60,800,000.00      34     $42,100,000.00     66     $ 28,600,000.00
                                   3      $ 60,800,000.00      35     $42,100,000.00     67     $ 27,500,000.00
                                   4      $ 59,300,000.00      36     $42,100,000.00     68     $ 27,500,000.00
                                   5      $ 59,300,000.00      37     $40,600,000.00     69     $ 27,500,000.00
                                   6      $ 59,300,000.00      38     $40,600,000.00     70     $ 26,600,000.00
                                   7      $ 57,600,000.00      39     $40,600,000.00     71     $ 26,600,000.00
                                   8      $ 57,600,000.00      40     $39,000,000.00     72     $ 26,600,000.00
                                   9      $ 57,600,000.00      41     $39,000,000.00     73     $ 25,600,000.00
                                   10     $ 55,900,000.00      42     $39,000,000.00     74     $ 25,600,000.00
                                   11     $ 55,900,000.00      43     $37,600,000.00     75     $ 25,600,000.00
                                   12     $ 55,900,000.00      44     $37,600,000.00     76     $ 24,700,000.00
                                   13     $ 54,200,000.00      45     $37,600,000.00     77     $ 24,700,000.00
                                   14     $ 54,200,000.00      46     $36,200,000.00     78     $ 24,700,000.00
                                   15     $ 54,200,000.00      47     $36,200,000.00     79     $ 23,800,000.00
                                   16     $ 52,500,000.00      48     $36,200,000.00     80     $ 23,800,000.00
                                   17     $ 52,500,000.00      49     $34,800,000.00     81     $ 23,800,000.00
                                   18     $ 52,500,000.00      50     $34,800,000.00     82     $ 23,000,000.00
                                   19     $ 50,700,000.00      51     $34,800,000.00     83     $ 23,000,000.00
                                   20     $ 50,700,000.00      52     $33,500,000.00     84     $ 23,000,000.00
                                   21     $ 50,700,000.00      53     $33,500,000.00     85     $ 22,100,000.00
                                   22     $ 48,900,000.00      54     $33,500,000.00     86     $ 22,100,000.00
                                   23     $ 48,900,000.00      55     $32,200,000.00     87     $ 22,100,000.00
                                   24     $ 48,900,000.00      56     $32,200,000.00     88     $ 21,300,000.00
                                   25     $ 47,100,000.00      57     $32,200,000.00     89     $ 21,300,000.00
                                   26     $ 47,100,000.00      58     $31,000,000.00     90     $ 21,300,000.00
                                   27     $ 47,100,000.00      59     $31,000,000.00     91     $ 20,600,000.00
                                   28     $ 45,400,000.00      60     $31,000,000.00     92     $ 20,600,000.00
                                   29     $ 45,400,000.00      61     $29,700,000.00     93     $ 20,600,000.00
                                   30     $ 45,400,000.00      62     $29,700,000.00     94     $ 19,800,000.00
                                   31     $ 43,700,000.00      63     $29,700,000.00     95     $ 19,800,000.00
                                   32     $ 43,700,000.00      64     $28,600,000.00     96     $ 19,800,000.00


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------


     Cashflow Priority         PRIORITY OF DISTRIBUTIONS IF PRINCIPAL
                               DISTRIBUTION TESTS ARE MET:

                               1. To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                               2.  To the Class M-1 Certificates, current
                                   interest and any previously unpaid interest;
                               3.  To the Class M-2 Certificates, current
                                   interest and any previously unpaid interest;
                               4.  To the Class B-1 Certificates, current
                                   interest and any previously unpaid interest;
                               5.  To the Class B-2 Certificates, current
                                   interest and any previously unpaid interest;
                               6. Concurrently to the Class A Certificates, other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                               7. To each class of Class A Certificates, other than the Class A-IO Certificates, the Class A principal distribution amount in sequential numeric order until the certificate balance of each class is reduced to zero;
                               8. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount;
                               9. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                               10. To the Class B-1 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and the Class B-1 percentage and the Class B-2 percentage of the principal distribution amount;
                               11. To the Class B-2 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and, if the principal balance of the Class B-1 Certificates is zero, the Class B-2 percentage of the principal distribution amount;
                               12. If Oakwood is the servicer, any current and
                                   previously unpaid servicing fees;
                               13. To the Class B-2 Certificates, if on any
                                   distribution date and to the extent the
                                   weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                               14. To the Class A-1, Class A-2, Class A-3, Class
                                   A-4, Class M-1, Class M-2, Class B-1, and
                                   Class B-2 Certificates, in that order,
                                   accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                               15. To the Class X Certificates, current and any
                                   previously unpaid Class X strip amounts;
                               16. Any remainder to the Class R Certificates.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------


     Cashflow Priority         PRIORITY OF DISTRIBUTIONS IF PRINCIPAL
                               DISTRIBUTION TESTS ARE NOT MET AND/OR PRIOR TO
                               THE CROSSOVER DATE:

                               1. To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                               2.  To the Class M-1 Certificates, current
                                   interest and any previously unpaid interest;
                               3.  To the Class M-2 Certificates, current
                                   interest and any previously unpaid interest;
                               4.  To the Class B-1 Certificates, current
                                   interest and any previously unpaid interest;
                               5.  To the Class B-2 Certificates, current
                                   interest and any previously unpaid interest;
                               6. Concurrently to the Class A Certificates, other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                               7. To each class of Class A Certificates, other than the Class A-IO Certificates, the principal distribution amount in sequential numeric order until the certificate balance of each is reduced to zero;
                               8. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-1 Certificate balance is reduced to zero;
                               9. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-2 Certificate balance is reduced to zero;
                               10. To the Class B-1 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and the principal distribution amount until the Class B-1 Certificate balance is reduced to zero;
                               11. To the Class B-2 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and the principal distribution amount until the Class B-2 Certificate balance is reduced to zero;
                               12. If Oakwood is the servicer, any current and
                                   previously unpaid servicing fees;
                               13. To the Class B-2 Certificates, if on any
                                   distribution date and to the extent the
                                   weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                               14. To the Class X Certificates, current and any
                                   previously unpaid Class X strip amounts;
                               15. Any remainder to the Class R Certificates.

                               1.  The average sixty day delinquency ratio is
     Principal Distribution        less than or equal to [7.0]%;
     Tests                     2.  The current realized loss ratio is less than
                                   or equal to [4.0]%;
                               3.  The cumulative realized losses are less than
                                   or equal to the following percentages of the original Pool Scheduled Principal Balance:
                                       [8.50]% December 2006 through May 2008,
                                       [9.75]% June 2008 through May 2009,
                                       [12.75]% June 2009 through November 2011, and
                                       [14.50]% December 2011 and thereafter.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------


     Optional Termination      The servicer may terminate the trust by
                               purchasing all assets remaining in the trust at the later of (i) any date on which the aggregate principal balance of outstanding certificates is less than 10% of their initial aggregate principal balance or (ii) May 2010.

     ERISA Considerations      All classes of Offered Certificates are expected
                               to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                               Code of a Plan's acquisition and ownership of such Offered Certificates.

     SMMEA Eligibility         When the amount on deposit in the Pre-Funding
                               Account has been reduced to zero, the Class A
                               Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

     Certain Federal Income    For federal income tax purposes, the trust estate
     Tax Consequences          will be treated as one or more real estate
                               mortgage investment conduits ("REMICs").

     Prospectus                The Offered Certificates are being offered
                               pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                               "Prospectus"). Complete information with respect to the Offered Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus, and the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

     Further Information       Call the ABS trading desk at (212) 325-2747, John
                               Herbert at (212) 325-2412, Susan Menkhaus at
                               (212) 325-3475, or Jesse Sable at (212) 325-1504
                               with questions.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                        Summary Collateral Information for Initial
                               Assets and Reacquired Assets

     ---------------------------------------------------------------------------

       Initial Asset and Reacquired Asset Balance:             $190,147,074.23

       Cut-off Date for Assets:                                    May 1, 2002

       Number of Loans:                                                  4,955

       Weighted Average Interest Rate:                                  11.38%

       Interest Rate Range:                                     5.99% - 18.25%

       Average Unpaid Principal Balance:                            $38,374.79

       Average Original Principal Balance:                          $41,573.42

       Weighted Average Stated Remaining Term (months):                    296

       Stated Remaining Term Range (months):                           5 - 360

       Weighted Average Stated Original Term (months):                     306

       Stated Original Term Range (months):                           23 - 360

       Weighted Average Age (months):                                       11

       Weighted Average Original LTV:                                   90.43%

       New Home Loans:                                                  77.44%

       Used Home Loans:                                                  1.66%

       Repossessed Home Loans:                                          19.83%

       Transferred Home Loans:                                           1.06%

       Step-up Rate Loans:                                               1.26%

       Mortgage Loans /(1)/:                                            31.87%
     ---------------------------------------------------------------------------
       (1) Includes both land-home and land-in-lieu loans.

________________________________________________________________________________
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SUISSE | BOSTON
                                                                               8

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

              Summary Collateral Information for Initial Assets/(1)/

     ---------------------------------------------------------------------------

       Initial Asset Balance:                                   $173,411,208.96

       Cut-off Date for Initial Assets:                             May 1, 2002

       Number of Loans:                                                   3,439

       Weighted Average Interest Rate:                                   11.32%

       Interest Rate Range:                                      5.99% - 18.25%

       Average Unpaid Principal Balance:                             $50,424.89

       Average Original Principal Balance:                           $50,500.74

       Weighted Average Stated Remaining Term (months):                     318

       Stated Remaining Term Range (months):                           17 - 360

       Weighted Average Stated Original Term (months):                      319

       Stated Original Term Range (months):                            23 - 360

       Weighted Average Age (months):                                         1

       Weighted Average Original LTV:                                    90.54%

       New Home Loans:                                                   76.33%

       Used Home Loans:                                                   1.26%

       Repossessed Home Loans:                                           21.55%

       Transferred Home Loans:                                            0.86%

       Step-up Rate Loans:                                                1.38%

       Mortgage Loans /(2)/:                                             34.42%
     ---------------------------------------------------------------------------
       (1) Initial Assets do NOT include $16,735,865.27 of Reacquired Assets. The Reacquired Assets were securitized previously and subsequently purchased in connection with the optional termination of the related trusts.

       (2) Includes both land-home and land-in-lieu loans.

________________________________________________________________________________
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                                                                               9

                                                Oakwood Mortgage Investors, Inc.
                   Senior/Subordinated Pass-Through Certificates, Series, 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                          Summary Collateral Information for
                                  Reacquired Assets

     ---------------------------------------------------------------------------

       Initial Asset Balance:                                    $16,735,865.27

       Cut-off Date for Initial Assets:                             May 1, 2002

       Number of Loans:                                                   1,516

       Weighted Average Interest Rate:                                   12.00%

       Interest Rate Range:                                      9.30% - 17.00%

       Average Unpaid Principal Balance:                             $11,039.49

       Average Original Principal Balance:                           $21,322.06

       Weighted Average Stated Remaining Term (months):                      68

       Stated Remaining Term Range (months):                            5 - 341

       Weighted Average Stated Original Term (months):                      178

       Stated Original Term Range (months):                           108 - 360

       Weighted Average Age (months):                                       110

       Weighted Average Original LTV:                                    89.19%

       New Home Loans:                                                   88.98%

       Used Home Loans:                                                   5.90%

       Repossessed Home Loans:                                            2.04%

       Transferred Home Loans:                                            3.08%

       Step-up Rate Loans:                                                0.00%

       Mortgage Loans:                                                    5.42%
     ---------------------------------------------------------------------------

________________________________________________________________________________
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disclaimer, please contact Credit Suisse First Boston immediately.

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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------


                                   Section A:

                   Collateral Stratifications for the Initial
                                   Asset Pool
                          (Excludes Reacquired Assets)


















--------------------------------------------------------------------------------
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                                                                              11

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

             Entire Initial Asset Pool (excludes Reacquired Assets)


                  A: Initial Assets--Credit Bureau Score /(1)/


                                                                                         Percentage of
                                                                  Aggregate            Initial Assets by
                                              Number of           Scheduled           Aggregate Scheduled
Credit Bureau Score/(1)/                    Initial Assets     Principal Balance       Principal Balance
--------------------------------------------------------------------------------------------------------------
Not Available (2)                                 411          $ 12,768,063.13                7.36%
3 or 30 (Insufficient Credit History) (3)          10               426,116.95                0.25
341 to 500                                        189             7,230,386.47                4.17
501 to 510                                         39             1,642,139.91                0.95
511 to 520                                         76             3,058,372.82                1.76
521 to 530                                         77             2,953,222.77                1.70
531 to 540                                         81             2,967,974.78                1.71
541 to 550                                         89             3,361,943.03                1.94
551 to 560                                         68             2,497,219.43                1.44
561 to 570                                        120             5,397,193.80                3.11
571 to 580                                        144             6,023,834.47                3.47
581 to 590                                        134             6,459,920.97                3.73
591 to 600                                        136             6,076,923.34                3.50
601 to 610                                        138             6,929,738.14                4.00
611 to 620                                        144             7,433,874.57                4.29
621 to 630                                        158             8,946,092.29                5.16
631 to 640                                        151             7,597,496.46                4.38
641 to 650                                        138             7,046,624.75                4.06
651 to 660                                        133             8,349,453.46                4.81
661 to 719                                        631            42,092,222.28               24.27
720 or Greater                                    372            24,152,395.14               13.93
                                                -----          ---------------              ------

Total:                                          3,439          $173,411,208.96              100.00%
                                                =====          ================             =======

(1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 640, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.


--------------------------------------------------------------------------------
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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                          A: Initial Assets--Unit Type


                                                                                          Percentage of
                                                                  Aggregate             Initial Assets by
                                        Number of Initial         Scheduled            Aggregate Scheduled
Unit Type                                     Assets          Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------------
Multi-section home                            1,845             $121,507,926.78                70.07%
Single-section home                           1,594               51,903,282.18                29.93
                                              -----             ---------------               ------

Total:                                        3,439             $173,411,208.96               100.00%
======                                        =====             ===============               ======





                        A: Initial Assets--Property Type


                                                                                          Percentage of
                                                                  Aggregate             Initial Assets by
                                        Number of Initial         Scheduled            Aggregate Scheduled
Property Type                                 Assets          Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------------
Home-only contract                            2,785             $113,715,262.61                65.58%
Mortgage Loan                                   645               59,228,136.80                34.15
Land-in-lieu mortgage loan                        9                  467,809.55                 0.27
                                              -----             ---------------               ------

    Total:                                    3,439             $173,411,208.96               100.00%
                                              =====             ===============               ======


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                A: Initial Assets--Geographical Distribution/(1)/

                                                                                         Percentage of
                                                                                       Initial Assets by
                                       Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Geographic Location                          Assets          Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
Alabama                                        106            $  3,822,140.43                2.20%
Arizona                                        116               8,749,457.75                5.05
Arkansas                                        48               2,040,626.51                1.18
California                                     109               8,572,494.99                4.94
Colorado                                        66               4,001,063.44                2.31
Delaware                                        31               1,264,331.55                0.73
Florida                                         98               5,038,377.07                2.91
Georgia                                        134               5,656,941.17                3.26
Idaho                                           31               2,251,604.83                1.30
Illinois                                         5                 198,489.26                0.11
Indiana                                          3                 225,898.69                0.13
Iowa                                             6                 328,626.35                0.19
Kansas                                          84               4,383,870.35                2.53
Kentucky                                        61               2,430,404.87                1.40
Louisiana                                      109               4,220,164.14                2.43
Maryland                                         7                 422,103.03                0.24
Massachusetts                                    1                  21,514.69                0.01
Michigan                                        94               5,159,605.73                2.98
Minnesota                                        4                 131,096.20                0.08
Mississippi                                     90               3,097,213.88                1.79
Missouri                                        56               2,457,871.59                1.42
Nebraska                                         3                 125,796.50                0.07
Nevada                                          28               2,171,400.65                1.25
New Mexico                                      76               4,070,665.39                2.35
New York                                         1                  46,707.20                0.03
North Carolina                                 596              26,806,665.59               15.46
North Dakota                                     5                 302,511.80                0.17
Ohio                                            78               4,156,993.65                2.40
Oklahoma                                        71               4,057,591.59                2.34
Oregon                                          51               4,740,889.59                2.73
Pennsylvania                                     3                 166,227.69                0.10
South Carolina                                 292              12,378,119.71                7.14
South Dakota                                     1                  37,533.96                0.02
Tennessee                                      125               5,575,259.07                3.22
Texas                                          482              22,602,636.90               13.03
Utah                                            23               1,722,016.27                0.99
Virginia                                       180               9,959,986.99                5.74
Washington                                      53               4,688,453.94                2.70
West Virginia                                   94               4,125,297.63                2.38
Wisconsin                                        1                  58,758.33                0.03
Wyoming                                         17               1,143,799.99                0.66
                                                --               ------------                ----

Total:                                       3,439            $173,411,208.96              100.00%
======                                       =====            ===============              =======

----------
     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.

--------------------------------------------------------------------------------
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                                                                              14

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                    A: Initial Assets--Year of Origination/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Year of Origination                           Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
1989                                              1             $      3,781.38                  0.00%
1990                                              1                   11,007.85                  0.01
1991                                              2                    8,754.97                  0.01
1992                                              1                    8,267.40                  0.00
1993                                              2                   27,046.07                  0.02
1997                                              1                   77,884.12                  0.04
1998                                              1                   65,170.50                  0.04
2000                                             16                  567,861.06                  0.33
2001                                            108                5,441,673.09                  3.14
2002                                          3,306              167,199,762.52                 96.42
                                              -----              --------------                 -----

Total:                                        3,439             $173,411,208.96                100.00%
                                              =====             ===============                =======

---------------

     (1) The weighted average seasoning of the Initial Assets was approximately 1 month as of the Cut-off Date.


--------------------------------------------------------------------------------
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                                                                              15

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

          A: Initial Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                          Number of Initial   Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$     0.01 - $ 4,999.99                          10            $     43,823.57                  0.03%
$ 5,000.00 - $ 9,999.99                          22                 175,963.30                  0.10
$10,000.00 - $14,999.99                          40                 501,187.59                  0.29
$15,000.00 - $19,999.99                          89               1,582,975.09                  0.91
$20,000.00 - $24,999.99                         207               4,731,139.60                  2.73
$25,000.00 - $29,999.99                         442              12,188,182.07                  7.03
$30,000.00 - $34,999.99                         434              14,010,279.39                  8.08
$35,000.00 - $39,999.99                         353              13,168,707.60                  7.59
$40,000.00 - $44,999.99                         264              11,204,335.40                  6.46
$45,000.00 - $49,999.99                         236              11,221,778.77                  6.47
$50,000.00 - $54,999.99                         232              12,192,578.33                  7.03
$55,000.00 - $59,999.99                         188              10,792,184.48                  6.22
$60,000.00 - $64,999.99                         149               9,280,371.54                  5.35
$65,000.00 - $69,999.99                         117               7,864,787.05                  4.54
$70,000.00 - $74,999.99                          90               6,538,245.54                  3.77
$75,000.00 - $79,999.99                          88               6,811,090.76                  3.93
$80,000.00 - $84,999.99                          75               6,190,882.26                  3.57
$85,000.00 - $89,999.99                          58               5,075,231.93                  2.93
$90,000.00 - $94,999.99                          46               4,248,180.80                  2.45
$95,000.00 - $99,999.99                          54               5,267,168.10                  3.04
$100,000.00 or more                             245              30,322,115.79                 17.49
                                                ---              -------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ===============                =======

------------------
     (1) The highest remaining asset amount was $224,124.00 which represents approximately 0.13% of the aggregate remaining principal balance of the Initial Assets as of the Cut-Off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $50,424.89.


--------------------------------------------------------------------------------
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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

          A: Initial Assets--Distribution of Original Loan Balance/(1)/

                                                                                            Percentage of
                                                                 Aggregate                Initial Assets by
                                         Number of Initial       Scheduled                Aggregate Scheduled
Original Loan Balance                        Assets           Principal Balance           Principal Balance
---------------------------------------------------------------------------------------------------------------
$     0.01 - $ 4,999.99                           6             $     26,760.50                0.02%
$ 5,000.00 - $ 9,999.99                          22                  172,222.62                0.10
$10,000.00 - $14,999.99                          37                  463,447.29                0.27
$15,000.00 - $19,999.99                          93                1,595,279.14                0.92
$20,000.00 - $24,999.99                         207                4,726,312.92                2.73
$25,000.00 - $29,999.99                         439               12,060,183.35                6.95
$30,000.00 - $34,999.99                         438               14,119,728.98                8.14
$35,000.00 - $39,999.99                         350               13,040,831.67                7.52
$40,000.00 - $44,999.99                         268               11,357,116.50                6.55
$45,000.00 - $49,999.99                         236               11,216,518.01                6.47
$50,000.00 - $54,999.99                         232               12,187,554.67                7.03
$55,000.00 - $59,999.99                         187               10,727,324.96                6.19
$60,000.00 - $64,999.99                         151                9,400,226.12                5.42
$65,000.00 - $69,999.99                         116                7,794,807.00                4.49
$70,000.00 - $74,999.99                          91                6,608,225.59                3.81
$75,000.00 - $79,999.99                          87                6,733,206.64                3.88
$80,000.00 - $84,999.99                          75                6,183,774.32                3.57
$85,000.00 - $89,999.99                          59                5,160,223.99                2.98
$90,000.00 - $94,999.99                          45                4,153,207.88                2.40
$95,000.00 - $99,999.99                          55                5,362,141.02                3.09
$100,000.00 or more                             245               30,322,115.79               17.49
                                                ---               -------------               -----

Total:                                         3,439            $173,411,208.96              100.00%
                                               =====            ===============              ======

-----------------

       (1) The highest original asset amount was $224,124.00 which represents approximately 0.13% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $50,500.74 as of the Cut-off Date.


--------------------------------------------------------------------------------
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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                   A: Initial Assets--Current Asset Rates/(1)/

                                                                                           Percentage of
                                                                  Aggregate              Initial Assets by
                                       Number of Initial          Scheduled            Aggregate Scheduled
Current Asset Rate                           Assets           Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
*** 5.999%                                        1             $     27,191.26                 0.02%
6.000% - 6.999%                                  16                1,527,048.00                 0.88
7.000% - 7.999%                                 362               32,015,368.70                18.46
8.000% - 8.999%                                 230               17,495,629.55                10.09
9.000% - 9.999%                                 252               17,448,571.50                10.06
10.000% - 10.999%                               273               16,367,048.03                 9.44
11.000% - 11.999%                               281               16,040,888.72                 9.25
12.000% - 12.999%                               321               14,241,959.23                 8.21
13.000% - 13.999%                               253               10,936,103.28                 6.31
14.000% - 14.999%                               620               23,689,520.60                13.66
15.000% - 15.999%                               307                8,828,855.00                 5.09
16.000% or more                                 523               14,793,025.09                 8.53
                                                ---               -------------                 ----

Total:                                        3,439             $173,411,208.96               100.00%
                                              =====             ===============               ======

*** denotes less than or equal to

-------------------
     (1) The weighted average current asset rate was approximately 11.32% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


--------------------------------------------------------------------------------
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CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

         A: Initial Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                  Aggregate             Initial Assets by
                                         Number of Initial       Scheduled              Aggregate Scheduled
Remaining Term to Maturity                   Assets           Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                        31             $    321,364.66                 0.19%
 61 -  96                                        20                  250,241.26                 0.14
 97 - 120                                        39                  832,590.35                 0.48
121 - 156                                       141                3,058,812.16                 1.76
157 - 180                                       214                6,041,115.07                 3.48
181 - 216                                        13                  438,853.41                 0.25
217 - 240                                       883               28,758,941.14                16.58
241 - 300                                       619               26,072,113.10                15.03
301 - 360                                     1,479              107,637,177.81                62.07
                                              -----              --------------                -----

Total:                                        3,439             $173,411,208.96               100.00%
                                              =====             ================              =======

-----------------
     (1) The weighted average remaining term to maturity of the Initial Assets was approximately 318 months as of the Cut-off Date.

          A: Initial Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                 Aggregate              Initial Assets by
                                          Number of Initial      Scheduled            Aggregate Scheduled
Original Term to Maturity                     Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                        27            $    297,820.46                  0.17%
 61 -  96                                        17                 214,927.79                  0.12
 97 - 120                                        38                 815,333.87                  0.47
121 - 156                                       144               3,084,823.61                  1.78
157 - 180                                       219               6,091,217.77                  3.51
181 - 216                                        13                 438,853.41                  0.25
217 - 240                                       883              28,758,941.14                 16.58
241 - 300                                       619              26,072,113.10                 15.03
301 - 360                                     1,479             107,637,177.81                 62.07
                                              -----             --------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ===============                ======

-----------------
     (1) The weighted average original term to maturity of the Initial Assets was approximately 319 months as of the Cut-off Date.


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

       A: Initial Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                            Percentage of
                                                                Aggregate                Initial Assets by
                                         Number of Initial      Scheduled               Aggregate Scheduled
Loan-to-Value Ratio/(1)/                        Assets          Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                      40              $1,446,472.18                  0.83%
51% - 55%                                        17                 870,278.03                  0.50
56% - 60%                                        21               1,138,517.12                  0.66
61% - 65%                                        40               2,136,545.68                  1.23
66% - 70%                                       125               5,446,758.86                  3.14
71% - 75%                                        73               3,612,439.49                  2.08
76% - 80%                                       115               6,203,421.50                  3.58
81% - 85%                                       138               7,829,305.15                  4.51
86% - 90%                                       579              31,313,067.78                 18.06
91% - 95%                                     1,576              75,760,200.85                 43.69
96% - 100%                                      715              37,654,202.32                 21.71
                                                ---              -------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ================               =======

--------------------
     (1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 90.54% as of the Cut-off Date.


-------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON                                                               20

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                                   Section B:

                       Collateral Stratifications for the
                               Repossessed Assets
                          (Excludes Reacquired Assets)


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON                                                               21

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                 Repossessed Assets (excludes Reacquired Assets)

                 B: Repossessed Assets--Credit Bureau Score/(1)/

                                                                 Aggregate                Percentage of
                                               Number of         Scheduled           the Repossessed Assets
                                              Repossessed        Principal          by Aggregate Scheduled
Credit Bureau Score                              Assets           Balance               rincipal Balance
-------------------------------------------------------------------------------------------------------------
Not Available (2)                                 247          $ 7,747,059.61               20.73%
3 or 30 (Insufficient Credit History) (3)           1               43,935.62                0.12
341 to 500                                        131            4,598,424.68               12.31
501 to 510                                         22              817,222.11                2.19
511 to 520                                         62            2,439,014.90                6.53
521 to 530                                         59            2,191,785.74                5.87
531 to 540                                         62            2,105,620.75                5.63
541 to 550                                         72            2,803,531.41                7.50
551 to 560                                         52            1,738,863.24                4.65
561 to 570                                         47            1,868,558.11                5.00
571 to 580                                         57            1,990,317.94                5.33
581 to 590                                         50            1,935,816.57                5.18
591 to 600                                         33            1,152,857.11                3.09
601 to 610                                         39            1,561,794.06                4.18
611 to 620                                         19              843,087.98                2.26
621 to 630                                         17              681,852.69                1.82
631 to 640                                         13              365,990.23                0.98
641 to 650                                         14              572,187.41                1.53
651 to 660                                         13              662,614.80                1.77
661 to 719                                         26              983,264.93                2.63
720 or Greater                                      6              264,607.20                0.71
                                                    -              ----------                ----

Total:                                          1,042          $37,368,407.09              100.00%
                                                =====          ===============             =======

---------------
     (1) The weighted average credit bureau score (excluding the Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 557, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON                                                               22

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                        B: Repossessed Assets--Unit Type

                                                                                             Percentage of
                                           Number of                Aggregate           the Repossessed Assets
                                          Repossessed               Scheduled           by Aggregate Scheduled
Unit Type                                   Assets               Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------------
Multi-section home                            336                 $17,093,462.43              45.74%
Single-section home                           706                  20,274,944.66              54.26
                                              ---                  -------------              -----

    Total:                                  1,042                 $37,368,407.09             100.00%
                                            =====                 ==============             ======


                      B: Repossessed Assets--Property Type

                                                                                          Percentage of
                                            Number of            Aggregate          the Repossessed Assets by
                                          Repossessed            Scheduled            Aggregate Scheduled
Property Type                               Assets            Principal Balance         Principal Balance
-------------------------------------- -------------------- ---------------------- ----------------------------
Home-only contract                             982                $33,125,753.40              88.65%
Mortgage loan                                   60                  4,242,653.69              11.35
                                                --                  ------------              -----

Total:                                       1,042                $37,368,407.09             100.00%
                                             =====                ==============             ======


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

              B: Repossessed Assets--Geographical Distribution/(1)/

                                                                                   Percentage of
                                        Number of            Aggregate        the Repossessed Assets by
                                      Repossessed            Scheduled          Aggregate Scheduled
Geographic Location                      Assets           Principal Balance       Principal Balance
--------------------------------------------------------------------------------------------------------
Alabama                                    71              $2,379,084.36                 6.37%
Arizona                                    22               1,255,739.08                 3.36
Arkansas                                   18                 692,421.54                 1.85
Colorado                                    4                 170,296.43                 0.46
Delaware                                    4                  89,834.50                 0.24
Florida                                    39               1,516,192.03                 4.06
Georgia                                    48               1,790,772.22                 4.79
Idaho                                       7                 359,086.22                 0.96
Kansas                                     12                 460,437.74                 1.23
Kentucky                                   15                 442,722.27                 1.18
Louisiana                                  46               1,628,925.79                 4.36
Maryland                                    2                  48,081.17                 0.13
Massachusetts                               1                  21,514.69                 0.06
Mississippi                                60               1,975,206.68                 5.29
Missouri                                   13                 450,864.64                 1.21
Nevada                                      3                 152,170.68                 0.41
New Mexico                                 30               1,148,364.94                 3.07
North Carolina                            164               5,741,237.02                15.36
Ohio                                       12                 416,088.14                 1.11
Oklahoma                                   19                 688,198.14                 1.84
Oregon                                      2                 160,742.11                 0.43
South Carolina                            122               4,106,239.18                10.99
Tennessee                                  50               1,761,629.32                 4.71
Texas                                     232               8,369,712.35                22.40
Utah                                        1                  35,415.58                 0.09
Virginia                                   23                 644,359.53                 1.72
Washington                                  6                 312,939.50                 0.84
West Virginia                              15                 480,805.83                 1.29
Wyoming                                     1                  69,325.41                 0.19
                                            -                  ---------                 ----

Total:                                  1,042             $37,368,407.09               100.00%
                                        =====             ==============               ======

----------------
     (1) Based on the mailing address of the obligor on the related Repossessed Asset as of the Cut-off Date.


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                   B: Repossessed Assets--Year of Origination


                                                                                         Percentage of
                                             Number of           Aggregate           the Repossessed Assets
                                           Repossessed           Scheduled           by Aggregate Scheduled
Year of Origination                          Assets           Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
1991                                            1              $     4,829.75                 0.01%
2001                                           43                1,620,311.08                 4.34
2002                                          998               35,743,266.26                95.65
                                              ---               -------------                -----

Total:                                      1,042              $37,368,407.09               100.00%
                                            =====              ==============               =======


        B: Repossessed Assets--Distribution of Remaining Loan Balance/(1)/


                                                                                          Percentage of
                                             Number of            Aggregate         the Repossessed Assets by
                                           Repossessed            Scheduled          Aggregate Scheduled
Remaining Loan Balance                        Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$     0.01 - $ 4,999.99                           2              $     9,356.47                  0.03%
$10,000.00 - $14,999.99                          10                  131,618.85                  0.35
$15,000.00 - $19,999.99                          58                1,041,214.91                  2.79
$20,000.00 - $24,999.99                         124                2,804,753.26                  7.51
$25,000.00 - $29,999.99                         234                6,453,255.91                 17.27
$30,000.00 - $34,999.99                         192                6,196,414.41                 16.58
$35,000.00 - $39,999.99                         114                4,215,454.94                 11.28
$40,000.00 - $44,999.99                          93                3,933,229.48                 10.53
$45,000.00 - $49,999.99                          67                3,190,519.32                  8.54
$50,000.00 - $54,999.99                          52                2,729,383.70                  7.30
$55,000.00 - $59,999.99                          28                1,600,559.27                  4.28
$60,000.00 - $64,999.99                          23                1,439,177.53                  3.85
$65,000.00 - $69,999.99                           9                  604,071.56                  1.62
$70,000.00 - $74,999.99                           5                  363,192.96                  0.97
$75,000.00 - $79,999.99                           7                  541,674.35                  1.45
$80,000.00 - $84,999.99                          11                  909,577.86                  2.43
$85,000.00 - $89,999.99                           8                  698,788.51                  1.87
$90,000.00 - $94,999.99                           2                  186,213.90                  0.50
$95,000.00 - $99,999.99                           1                   96,810.50                  0.26
$100,000.00 or more                               2                  223,139.40                  0.60
                                                  -                  ----------                  ----

Total:                                        1,042              $37,368,407.09                100.00%
                                              =====              ==============                =======

------------------
     (1) The highest remaining asset amount was $113,004.11 which represents approximately 0.30% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-Off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $35,862.19.


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

        B: Repossessed Assets--Distribution of Original Loan Balance /(1)/

                                                                                 Percentage of
                                                          Aggregate        the Repossessed Assets by
                                     Number of            Scheduled           Aggregate Scheduled
Original Loan Balance           Repossessed Assets    Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------
$ 5,000.00 - $9,999.99                   1             $     4,526.72                 0.01%
$10,000.00 - $14,999.99                 10                 131,618.85                 0.35
$15,000.00 - $19,999.99                 59               1,046,044.66                 2.80
$20,000.00 - $24,999.99                124               2,804,753.26                 7.51
$25,000.00 - $29,999.99                234               6,453,255.91                17.27
$30,000.00 - $34,999.99                192               6,196,414.41                16.58
$35,000.00 - $39,999.99                112               4,135,502.28                11.07
$40,000.00 - $44,999.99                 95               4,013,182.14                10.74
$45,000.00 - $49,999.99                 67               3,190,519.32                 8.54
$50,000.00 - $54,999.99                 51               2,674,388.64                 7.16
$55,000.00 - $59,999.99                 29               1,655,554.33                 4.43
$60,000.00 - $64,999.99                 23               1,439,177.53                 3.85
$65,000.00 - $69,999.99                  9                 604,071.56                 1.62
$70,000.00 - $74,999.99                  5                 363,192.96                 0.97
$75,000.00 - $79,999.99                  7                 541,674.35                 1.45
$80,000.00 - $84,999.99                 10                 824,585.80                 2.21
$85,000.00 - $89,999.99                  9                 783,780.57                 2.10
$90,000.00 - $94,999.99                  2                 186,213.90                 0.50
$95,000.00 - $99,999.99                  1                  96,810.50                 0.26
$100,000.00 or more                      2                 223,139.40                 0.60
                                     -----             --------------               ------

Total:                               1,042             $37,368,407.09               100.00%
                                     =====             ===============              =======

-------------
     (1) The highest original asset amount was $113,525.00 which represents approximately 0.30% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $35,918.01 as of the Cut-off Date.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT |  FIRST
SUISSE |  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                 B: Repossessed Assets--Current Asset Rates /(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of       Aggregate Scheduled       Aggregate Scheduled
Current Asset Rate                     Repossessed Assets    Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
8.000%  -  8.999%                                1             $    42,830.29                 0.11%
9.000%  -  9.999%                               10                 763,695.83                 2.04
10.000% - 10.999%                                7                 457,608.52                 1.22
11.000% - 11.999%                               40               2,336,173.78                 6.25
12.000% - 12.999%                               79               3,710,207.90                 9.93
13.000% - 13.999%                               37               1,563,709.04                 4.18
14.000% - 14.999%                              235              10,468,050.25                28.01
15.000% - 15.999%                              185               5,150,802.35                13.78
16.000% or more                                448              12,875,329.13                34.46
                                             -----             --------------               ------

Total:                                       1,042             $37,368,407.09               100.00%
                                             =====             ==============               ======

-------------
     (1) The weighted average current asset rate was approximately 14.73% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

       B: Repossessed Assets--Remaining Terms to Maturity (In Months) /(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of        Aggregate Scheduled      Aggregate Scheduled
Remaining Term to Maturity              Repossessed Assets    Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------------
1   - 60                                        3               $    19,787.68                0.05%
61  - 96                                        2                    28,925.06                0.08
97  - 120                                       9                   191,734.40                0.51
121 - 156                                     132                 2,843,238.66                7.61
157 - 180                                     163                 4,332,709.78               11.59
181 - 216                                      12                   399,145.74                1.07
217 - 240                                     403                13,363,872.47               35.76
241 - 300                                     210                 9,705,238.68               25.97
301 - 360                                     108                 6,483,754.62               17.35
                                            -----               --------------              ------

Total:                                      1,042               $37,368,407.09              100.00%
                                            =====               ==============              ======

---------------

     (1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 260 months as of the Cut-off Date.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT |  FIRST
SUISSE |  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

       B: Repossessed Assets--Original Terms to Maturity (In Months) /(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of       Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity              Repossessed Assets     Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------------
1   - 60                                         2             $    14,957.93                 0.04%
61  - 96                                         2                  28,925.06                 0.08
97  - 120                                        9                 191,734.40                 0.51
121 - 156                                      133               2,848,068.41                 7.62
157 - 180                                      163               4,332,709.78                11.59
181 - 216                                       12                 399,145.74                 1.07
217 - 240                                      403              13,363,872.47                35.76
241 - 300                                      210               9,705,238.68                25.97
301 - 360                                      108               6,483,754.62                17.35
                                             -----             --------------               ------

Total:                                       1,042             $37,368,407.09               100.00%
                                             =====             ===============              ======

-------------
      (1) The weighted average original term to maturity of the Repossessed Assets was approximately 261 months as of the Cut-off Date.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios /(1)/

                                                                                          Percentage of
                                                                                    the Repossessed Assets by
                                            Number of        Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio(1)                  Repossessed Assets     Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                      1             $    33,117.77                  0.09%
61% - 65%                                        1                  34,858.63                  0.09
66% - 70%                                        2                 142,980.00                  0.38
71% - 75%                                        1                  66,133.79                  0.18
76% - 80%                                        9                 276,771.36                  0.74
81% - 85%                                       17                 533,983.53                  1.43
86% - 90%                                       85               2,913,569.69                  7.80
91% - 95%                                      447              15,229,337.31                 40.75
96% - 100%                                     479              18,137,655.01                 48.54
                                               ---              -------------                 -----

Total:                                       1,042             $37,368,407.09                100.00%
                                             =====             ===============               =======

----------------
     (1) The weighted average original Loan-to-Value Ratio of the Repossessed Assets was approximately 95.12% as of the Cut-off Date.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT |  FIRST
SUISSE |  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                                   Section C:

                       Collateral Stratifications for the

                             Non-Repossessed Assets
                          (Excludes Reacquired Assets)

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                     $[220,956,000] (Approximate
--------------------------------------------------------------------------------

               Non Repossessed Assets (excludes Reacquired Assets)

               C: Non Repossessed Assets--Credit Bureau Score /(1)/

                                                                                         Percentage of
                                            Number of                                 the Non Repossessed
                                               Non                Aggregate           Assets by Aggregate
                                           Repossessed             Scheduled           Scheduled Principal
Credit Bureau Score                           Assets           Principal Balance             Balance
----------------------------------------------------------------------------------------------------------
Not Available (2)                                 164          $  5,021,003.52                 3.69%
3 or 30 (Insufficient Credit History)
(3)                                                 9               382,181.33                 0.28
341 to 500                                         58             2,631,961.79                 1.93
501 to 510                                         17               824,917.80                 0.61
511 to 520                                         14               619,357.92                 0.46
521 to 530                                         18               761,437.03                 0.56
531 to 540                                         19               862,354.03                 0.63
541 to 550                                         17               558,411.62                 0.41
551 to 560                                         16               758,356.19                 0.56
561 to 570                                         73             3,528,635.69                 2.59
571 to 580                                         87             4,033,516.53                 2.96
581 to 590                                         84             4,524,104.40                 3.33
591 to 600                                        103             4,924,066.23                 3.62
601 to 610                                         99             5,367,944.08                 3.95
611 to 620                                        125             6,590,786.59                 4.84
621 to 630                                        141             8,264,239.60                 6.07
631 to 640                                        138             7,231,506.23                 5.32
641 to 650                                        124             6,474,437.34                 4.76
651 to 660                                        120             7,686,838.66                 5.65
661 to 719                                        605            41,108,957.35                30.22
720 or Greater                                    366            23,887,787.94                17.56
                                                -----          ---------------               ------

Total:                                          2,397          $136,042,801.87               100.00%
                                                =====          ===============               ======

________________

     (1) The weighted average credit bureau score (excluding the Non-Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 659, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.


CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                      C: Non Repossessed Assets--Unit Type

                                                                                          Percentage of
                                                                                       the Non Repossessed
                                          Number of Non            Aggregate           Assets by Aggregate
                                           Repossessed             Scheduled           Scheduled Principal
Unit Type                                     Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                            1,509             $104,414,464.35               76.75%
Single-section home                             888               31,628,337.52               23.25
                                              -----             ---------------              ------

    Total:                                    2,397             $136,042,801.87              100.00%
                                              =====             ===============              ======

                    C: Non Repossessed Assets--Property Type

                                                                                          Percentage of
                                                                                       the Non Repossessed
                                          Number of Non            Aggregate           Assets by Aggregate
                                           Repossessed             Scheduled           Scheduled Principal
Property Type                                 Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
Home-only contract                            1,803             $ 80,589,509.21               59.24%
Mortgage loan                                   585               54,985,483.11               40.42
Land-in-lieu mortgage loan                        9                  467,809.55                0.34
                                              -----             ---------------              ------

Total:                                        2,397             $136,042,801.87              100.00%
                                              =====             ===============              ======


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston immediately.


CREDIT | FIRST
 SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

            C: Non Repossessed Assets--Geographical Distribution/(1)/

                                                                                      Percentage of
                                                                                   the Non Repossessed
                                         Number of Non           Aggregate          Assets by Aggregate
                                          Repossessed           Scheduled          Scheduled Principal
Geographic Location                          Assets         Principal Balance             Balance
-----------------------------------------------------------------------------------------------------------
Alabama                                        35          $  1,443,056.07                 1.06%
Arizona                                        94             7,493,718.67                 5.51
Arkansas                                       30             1,348,204.97                 0.99
California                                    109             8,572,494.99                 6.30
Colorado                                       62             3,830,767.01                 2.82
Delaware                                       27             1,174,497.05                 0.86
Florida                                        59             3,522,185.04                 2.59
Georgia                                        86             3,866,168.95                 2.84
Idaho                                          24             1,892,518.61                 1.39
Illinois                                        5               198,489.26                 0.15
Indiana                                         3               225,898.69                 0.17
Iowa                                            6               328,626.35                 0.24
Kansas                                         72             3,923,432.61                 2.88
Kentucky                                       46             1,987,682.60                 1.46
Louisiana                                      63             2,591,238.35                 1.90
Maryland                                        5               374,021.86                 0.27
Michigan                                       94             5,159,605.73                 3.79
Minnesota                                       4               131,096.20                 0.10
Mississippi                                    30             1,122,007.20                 0.82
Missouri                                       43             2,007,006.95                 1.48
Nebraska                                        3               125,796.50                 0.09
Nevada                                         25             2,019,229.97                 1.48
New Mexico                                     46             2,922,300.45                 2.15
New York                                        1                46,707.20                 0.03
North Carolina                                432            21,065,428.57                15.48
North Dakota                                    5               302,511.80                 0.22
Ohio                                           66             3,740,905.51                 2.75
Oklahoma                                       52             3,369,393.45                 2.48
Oregon                                         49             4,580,147.48                 3.37
Pennsylvania                                    3               166,227.69                 0.12
South Carolina                                170             8,271,880.53                 6.08
South Dakota                                    1                37,533.96                 0.03
Tennessee                                      75             3,813,629.75                 2.80
Texas                                         250            14,232,924.55                10.46
Utah                                           22             1,686,600.69                 1.24
Virginia                                      157             9,315,627.46                 6.85
Washington                                     47             4,375,514.44                 3.22
West Virginia                                  79             3,644,491.80                 2.68
Wisconsin                                       1                58,758.33                 0.04
Wyoming                                        16             1,074,474.58                 0.79
                                               --             ------------                 ----

Total:                                      2,397          $136,042,801.87               100.00%
                                            =====          ================              =======

     (1) Based on the mailing address of the obligor on the related Non-Repossessed Asset as of the Cut-off Date.


--------------------------------------------------------------------------------
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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                 C: Non Repossessed Assets--Year of Origination

                                                                                     Percentage of
                                                                                  the Non Repossessed
                                     Number of Non          Aggregate             Assets by Aggregate
                                     Repossessed            Scheduled             Scheduled Principal
Year of Origination                     Assets          Principal Balance               Balance
---------------------------------------------------------------------------------------------------------
1989                                         1           $      3,781.38                0.00%
1990                                         1                 11,007.85                0.01
1991                                         1                  3,925.22                0.00
1992                                         1                  8,267.40                0.01
1993                                         2                 27,046.07                0.02
1997                                         1                 77,884.12                0.06
1998                                         1                 65,170.50                0.05
2000                                        16                567,861.06                0.42
2001                                        65              3,821,362.01                2.81
2002                                     2,308            131,456,496.26               96.63
                                         -----            --------------               -----

Total:                                   2,397           $136,042,801.87              100.00%
                                         =====           ================             =======
_________


--------------------------------------------------------------------------------
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                                                                              33

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

      C: Non Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                           Percentage of
                                                                                       the Non Repossessed
                                            Number of Non          Aggregate           Assets by Aggregate
                                             Repossessed           Scheduled            Scheduled Principal
Remaining Loan Balance                          Assets         Principal Balance               Balance
---------------------------------------------------------------------------------------------------------------
$     0.01 - $ 4,999.99                            8           $     34,467.10                  0.03%
$ 5,000.00 - $ 9,999.99                           22                175,963.30                  0.13
$10,000.00 - $14,999.99                           30                369,568.74                  0.27
$15,000.00 - $19,999.99                           31                541,760.18                  0.40
$20,000.00 - $24,999.99                           83              1,926,386.34                  1.42
$25,000.00 - $29,999.99                          208              5,734,926.16                  4.22
$30,000.00 - $34,999.99                          242              7,813,864.98                  5.74
$35,000.00 - $39,999.99                          239              8,953,252.66                  6.58
$40,000.00 - $44,999.99                          171              7,271,105.92                  5.34
$45,000.00 - $49,999.99                          169              8,031,259.45                  5.90
$50,000.00 - $54,999.99                          180              9,463,194.63                  6.96
$55,000.00 - $59,999.99                          160              9,191,625.21                  6.76
$60,000.00 - $64,999.99                          126              7,841,194.01                  5.76
$65,000.00 - $69,999.99                          108              7,260,715.49                  5.34
$70,000.00 - $74,999.99                           85              6,175,052.58                  4.54
$75,000.00 - $79,999.99                           81              6,269,416.41                  4.61
$80,000.00 - $84,999.99                           64              5,281,304.40                  3.88
$85,000.00 - $89,999.99                           50              4,376,443.42                  3.22
$90,000.00 - $94,999.99                           44              4,061,966.90                  2.99
$95,000.00 - $99,999.99                           53              5,170,357.60                  3.80
$100,000.00 or more                              243             30,098,976.39                 22.12
                                                 ---             -------------                 -----

Total:                                         2,397           $136,042,801.87                100.00%
                                               =====           ================               =======

----------------
    (1) The highest remaining asset amount was $224,124.00 which represents approximately 0.16% of the aggregate remaining principal balance of the Initial Statistical Assets as of the Cut-Off Date. The average remaining principal amount of the Non-Repossessed Assets as of the Cut-Off Date is approximately $56,755.45.


--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

      C: Non Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                                                                       Percentage of
                                                                                the Non Repossessed Assets
                                        Number of Non     Aggregate Scheduled     by Aggregate Scheduled
Original Loan Balance                Repossessed Assets    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                               6           $     26,760.50                 0.02%
$5,000.00 - $9,999.99                          21                167,695.90                 0.12
$10,000.00 - $14,999.99                        27                331,828.44                 0.24
$15,000.00 - $19,999.99                        34                549,234.48                 0.40
$20,000.00 - $24,999.99                        83              1,921,559.66                 1.41
$25,000.00 - $29,999.99                       205              5,606,927.44                 4.12
$30,000.00 - $34,999.99                       246              7,923,314.57                 5.82
$35,000.00 - $39,999.99                       238              8,905,329.39                 6.55
$40,000.00 - $44,999.99                       173              7,343,934.36                 5.40
$45,000.00 - $49,999.99                       169              8,025,998.69                 5.90
$50,000.00 - $54,999.99                       181              9,513,166.03                 6.99
$55,000.00 - $59,999.99                       158              9,071,770.63                 6.67
$60,000.00 - $64,999.99                       128              7,961,048.59                 5.85
$65,000.00 - $69,999.99                       107              7,190,735.44                 5.29
$70,000.00 - $74,999.99                        86              6,245,032.63                 4.59
$75,000.00 - $79,999.99                        80              6,191,532.29                 4.55
$80,000.00 - $84,999.99                        65              5,359,188.52                 3.94
$85,000.00 - $89,999.99                        50              4,376,443.42                 3.22
$90,000.00 - $94,999.99                        43              3,966,993.98                 2.92
$95,000.00 - $99,999.99                        54              5,265,330.52                 3.87
$100,000.00 or more                           243             30,098,976.39                22.12
                                            -----           ---------------               ------

Total:                                      2,397           $136,042,801.87               100.00%
                                            =====           ================              ======

----------
     (1) The highest original asset amount was $224,124.00 which represents approximately 0.16% of the aggregate principal balance of the Non-Repossessed Assets at origination. The average original principal amount of the Non-Repossessed Assets was approximately $56,840.00 as of the Cut-off Date.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suissee First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

               C: Non Repossessed Assets--Current Asset Rates/(1)/

                                                                                     Percentage of
                                                                                  the Non Repossessed
                                                                                  Assets by Aggregate
                                        Number of Non      Aggregate Scheduled    Scheduled Principal
Current Asset Rate                   Repossessed Assets     Principal Balance           Balance
-----------------------------------------------------------------------------------------------------
* = 5.999%                                     1             $     27,191.26               0.02%
6.000% - 6.999%                               16                1,527,048.00               1.12
7.000% - 7.999%                              362               32,015,368.70              23.53
8.000% - 8.999%                              229               17,452,799.26              12.83
9.000% - 9.999%                              242               16,684,875.67              12.26
10.000% - 10.999%                            266               15,909,439.51              11.69
11.000% - 11.999%                            241               13,704,714.94              10.07
12.000% - 12.999%                            242               10,531,751.33               7.74
13.000% - 13.999%                            216                9,372,394.24               6.89
14.000% - 14.999%                            385               13,221,470.35               9.72
15.000% - 15.999%                            122                3,678,052.65               2.70
16.000% or more                               75                1,917,695.96               1.41
                                           -----             ---------------             ------

   Total:                                  2,397             $136,042,801.87             100.00%
                                           =====             ===============             ======

----------
    (1) The weighted average current asset rate was approximately 10.38% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

*denotes less than

     C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                     Percentage of
                                                                                  the Non Repossessed
                                                                                  Assets by Aggregate
                                         Number of Non     Aggregate Scheduled    Scheduled Principal
Remaining Term to Maturity            Repossessed Assets    Principal Balance           Balance
-----------------------------------------------------------------------------------------------------
1 - 60                                         28                $301,576.98               0.22%
61 - 96                                        18                 221,316.20               0.16
97 - 120                                       30                 640,855.95               0.47
121 - 156                                       9                 215,573.50               0.16
157 - 180                                      51               1,708,405.29               1.26
181 - 216                                       1                  39,707.67               0.03
217 - 240                                     480              15,395,068.67              11.32
241 - 300                                     409              16,366,874.42              12.03
301 - 360                                   1,371             101,153,423.19              74.35
                                            -----            ---------------             ------

Total:                                      2,397            $136,042,801.87             100.00%
                                            =====            ===============             ======

----------
    (1) The weighted average remaining term to maturity of the Non-Repossessed Assets was approximately 333 months as of the Cut-off Date.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suissee First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

     C: Non Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non       Aggregate Scheduled    by Aggregate Scheduled
Original Term to Maturity               Repossessed Assets     Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------------
1 - 60                                           25            $    282,862.53                 0.21%
61 - 96                                          15                 186,002.73                 0.14
97 - 120                                         29                 623,599.47                 0.46
121 - 156                                        11                 236,755.20                 0.17
157 - 180                                        56               1,758,507.99                 1.29
181 - 216                                         1                  39,707.67                 0.03
217 - 240                                       480              15,395,068.67                11.32
241 - 300                                       409              16,366,874.42                12.03
301 - 360                                     1,371             101,153,423.19                74.35
                                              -----            ---------------               ------

Total:                                        2,397            $136,042,801.87               100.00%
                                              =====            ===============               ======

----------
    (1) The weighted average original term to maturity of the Non-Repossessed Assets was approximately 334 months as of the Cut-off Date.

  C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Loan-to-Value Ratio/(1)/                Repossessed Assets     Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------------
50% or less                                      39            $  1,413,354.41                 1.04%
51% - 55%                                        17                 870,278.03                 0.64
56% - 60%                                        21               1,138,517.12                 0.84
61% - 65%                                        39               2,101,687.05                 1.54
66% - 70%                                       123               5,303,778.86                 3.90
71% - 75%                                        72               3,546,305.70                 2.61
76% - 80%                                       106               5,926,650.14                 4.36
81% - 85%                                       121               7,295,321.62                 5.36
86% - 90%                                       494              28,399,498.09                20.88
91% - 95%                                     1,129              60,530,863.54                44.49
96% - 100%                                      236              19,516,547.31                14.35
                                              -----            ---------------               ------

Total:                                        2,397            $136,042,801.87               100.00%
                                              =====            ===============               ======

----------
    (1) The weighted average original Loan-to-Value Ratio of the Non-Repossessed Assets was approximately 89.29% as of the Cut-off Date.

--------------------------------------------------------------------------------
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SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

                          Mhp Prepayment Sensitivities

                                         0% MHP             100% MHP             150% MHP
                                         ------             --------             --------

                                      WAL   Maturity     WAL     Maturity     WAL     Maturity
   To Optional  Termination
   Class A-1                         4.94     05/13     1.59       10/05     1.22       12/04
   Class A-2                        14.34     09/19     4.96       03/09     3.73       06/07
   Class A-3                        19.86     03/25     9.53       02/15     7.02       12/11
   Class A-4                        26.12     04/30    18.09       09/23    14.53       01/20
   Class A-IO                        4.96     05/10     4.96       05/10     4.96       05/10
   Class M-1                        23.67     04/30    14.69       09/23    11.54       01/20
   Class M-2                        23.67     04/30    14.69       09/23    11.54       01/20
   Class B-1                        20.36     11/25    10.04       11/15     7.42       09/12

   To Maturity
   Class A-1                         4.94     05/13     1.59       10/05     1.22       12/04
   Class A-2                        14.34     09/19     4.96       03/09     3.73       06/07
   Class A-3                        19.86     03/25     9.53       02/15     7.02       12/11
   Class A-4                        26.44     01/32     9.19       04/30     5.75       12/27
   Class A-IO                        4.96     05/10     4.96       05/10     4.96       05/10
   Class M-1                        23.85     11/31    15.32       07/29    12.23       10/26
   Class M-2                        23.84     09/31    15.25       08/28    12.14       08/25
   Class B-1                        20.36     11/25    10.04       11/15     7.42       09/12

                                         200% MHP           250% MHP             300% MHP
                                         --------           --------             --------

                                      WAL    Maturity    WAL     Maturity     WAL     Maturity
   To Optional Termination
   Class A-1                         1.00     06/04     0.85       02/04     0.74       11/03
   Class A-2                         3.00     06/06     2.51      10./05     2.17       04/05
   Class A-3                         5.00     03/09     3.80       09/06     3.26       01/06
   Class A-4                        11.31     12/16     8.02       07/14     5.40       09/12
   Class A-IO                        4.96     05/10     4.96       05/10     4.96       05/10
   Class M-1                         9.70     12/16     8.74       07/14     8.01       09/12
   Class M-2                         9.70     12/16     8.74       07/14     8.01       09/12
   Class B-1                         6.36     01/11     6.16       05/10     6.05       12/09

   To Maturity
   Class A-1                         1.00     06/04     0.85       02/04     0.74       11/03
   Class A-2                         3.00     06/06     2.51       10/05     2.17       04/05
   Class A-3                         5.00     03/09     3.80       09/06     3.26       01/06
   Class A-4                        12.41     02/25     8.76       02/22     5.72       10/19
   Class A-IO                        4.96     05/10     4.96       05/10     4.96       05/10
   Class M-1                        10.44     12/23     9.58       06/21     8.94       06/19
   Class M-2                        10.35     07/22     9.50       05/20     8.87       06/18
   Class B-1                         6.36     01/11     6.16       05/10     6.05       12/09

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass Through Certificates, Series 2002-B
                                                    $[220,956,000] (Approximate)
--------------------------------------------------------------------------------

ADDITIONAL DISCLAIMER
---------------------

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

--------------------------------------------------------------------------------
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disclaimer, please contact Credit Suisse First Boston immediately.

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SUISSE | BOSTON

                                                                    Exhibit 99.1

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                               ABS New Transaction



                             Computational Materials
                             -----------------------

                                     [LOGO]

                                 $[220,956,000]
                        Oakwood Mortgage Investors, Inc.
                         Manufactured Housing Contracts
                 Senior/Subordinated Pass-Through Certificates,
                                  Series 2002-B


                        Oakwood Mortgage Investors, Inc.
                                    Depositor


                         Oakwood Acceptance Corporation
                                    Servicer

May 15, 2002


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

         The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. The Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. Neither Merrill Lynch nor the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. It may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context, or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. This information supersedes any prior versions hereof, if any, and will be deemed to be superseded by any subsequent versions including, with respect to any description of the securities or the underlying assets, the information contained in the final Prospectus and accompanying Prospectus Supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

Preliminary Information Only

Offered Certificates

                        Class A-1     Class A-2   Class A-3    Class A-4      Class A-IO       Class M-1    Class M-2    Class B-1
      ------------------------------------------------------------------------------------------------------------------------------
      Amount:           $62,300,000  $50,200,000  $22,500,000  $31,806,000  $60,800,000/(1)/  $24,896,000  $17,428,000  $11,826,000

      Type:             Adjustable     Fixed        Fixed        Fixed          Fixed            Fixed        Fixed        Fixed

      Coupon(2):          [TBD]%       [TBD]%       [TBD]%       [TBD]%         [TBD]%           [TBD]%       [TBD]%       [TBD]%

      Approx. Price       [TBD]%       [TBD]%       [TBD]%       [TBD]%         [TBD]%           [TBD]%       [TBD]%       [TBD]%

      Yield (%):          [TBD]%       [TBD]%       [TBD]%       [TBD]%         [TBD]%           [TBD]%       [TBD]%       [TBD]%

      Spread (bps):       [TBD]        [TBD]        [TBD]        [TBD]          [TBD]            [TBD]        [TBD]        [TBD]

      Avg Life
      (To Optional         1.00         3.00         5.00        11.31           4.96             9.70         9.70         6.36
      Termination):

      Avg Life             1.00         3.00         5.00        12.41           4.96            10.44        10.35         6.36
      (To Mat):

      1/st/ Prin Pymt
      (To Optional        06/02         06/04       06/06        03/09           06/02           12/06        12/06        12/06
      Termination):

      Last Prin Pymt
      (To Optional        06/04         06/06       03/09        12/16           05/10           12/16        12/16        01/11
      Termination):

      Last Prin Pymt      06/04         06/06       03/09        02/25           05/10           12/23        07/22        01/11
      (To Mat):

      Stated Mat:          5/13         09/19       03/25       06/32(3)         05/10          06/32(3)     06/32(3)      11/25

      Expected           5/31/02       5/31/02     5/31/02      5/31/02         5/31/02         5/31/02      5/31/02      5/31/02
      Settlement:

      Payment Delay:      0 days       14 days     14 days      14 days         14 days         14 days      14 days      14 days

      Interest Payment  Actual/360     30/360       30/360       30/360         30/360           30/360       30/360       30/360
      Basis:

      Dated Date:        5/31/02       5/1/02       5/1/02       5/1/02         5/1/02           5/1/02       5/1/02       5/1/02

      Ratings            Aaa/AAA       Aaa/AAA     Aaa/AAA      Aaa/AAA         Aaa/AAA          Aa3/AA        A3/A       Baa2/BBB
      (Moody's/S&P):

      Pricing Date:        TBD           TBD         TBD          TBD             TBD             TBD          TBD          TBD

      Prepayment Speed:  200% MHP     200% MHP     200% MHP     200% MHP       200% MHP         200% MHP     200% MHP     200% MHP
      ------------------------------------------------------------------------------------------------------------------------------

    /(1)/ Initial notional balance.
    /(2)/ Certain classes of the Offered Certificate have coupons that may be subject to a cap equal to the net weighted average coupon of the underlying assets, reduced for distributions of interest made to the Class A-IO Certificates.
    /(3)/ For the classes of Offered Certificates identified, the final scheduled distribution dates are the maturity date of the asset with the latest stated maturity


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

TRANSACTION SUMMARY
       -----------------------------------------------------------------------

        Title of Securities        Oakwood Mortgage Investors, Inc.
                                   Senior/Subordinated Pass-Through
                                   Certificates, Series 2002-B

                                   Class A-1 Certificates (adjustable
                                   rate), and Class A-2, Class A-3, Class
                                   A-4, Class A-IO, Class M-1, Class M-2,
                                   and Class B-1 Certificates (fixed rate)
                                   (together "Offered Certificates")

        Depositor                  Oakwood Mortgage Investors, Inc.

        Servicer                   Oakwood Acceptance Corporation, LLC

        Underwriters               Credit Suisse First Boston Corporation (lead)
                                   Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated (co)

        Trustee                    J.P. Morgan Chase Bank

        Credit Enhancement         1. Excess interest
                                   2. Subordination, including the Class
                                      B-2 Certificates
                                   3. Overcollateralization

        Collateral                 Fixed rate manufactured housing
                                   installment sales contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                                   On the closing date, the total
                                   collateral transferred to the trust will include: 1) $173,411,208.96 aggregate principal balance of sales contracts and mortgage loans ("Initial Assets"), 2) approximately $16,735,865.27 of collateral from the termination of two previously issued Oakwood transactions (the "Reacquired Assets"), and 3) approximately $58,817,750.00 deposited to a pre-funding account to acquire subsequent collateral (the
                                   "Prefunding"). Except as otherwise
                                   noted, the collateral presented in these tables represents the Initial Assets only. A general summary of the Reacquired Assets is presented in this term sheet.

                                   Detailed characteristics of the Initial
                                   Assets are summarized on pages 10
                                   through 36. Collateral information is
                                   presented for the Initial Assets in
                                   total (Section A), the subset of the
                                   Initial Assets which are secured by
                                   previously repossessed manufactured
                                   homes (Section B), and the subset of the Initial Assets which were secured by manufactured homes not previously repossessed (Section C).

        Rating Agencies            Moody's Investors Service and Standard
                                   & Poor's

--------------------------------------------------------------------------------
Recipients must read information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

     Subordination
     and Class Sizes

                                --------------------------------------------------------------------------
                                                                Rating
                                      Class                  (Moody's/S&P)   Subordination*   Class Size
                                --------------------------------------------------------------------------
                                  Class A-1 - A-4, A-IO**     Aaa/AAA           33.00%          67.00%
                                  Class M-1                    Aa3/AA           23.00%          10.00%
                                  Class M-2                     A3/A            16.00%           7.00%
                                  Class B-1                   Baa2/BBB          11.25%           4.75%
                                  Class B-2                 Not offered          5.50%           5.75%
                                --------------------------------------------------------------------------

                             *Subordination levels reported here
                             incorporate only the initial
                             overcollateralization level of 5.50%.
                             **See page 7 for a detailed description
                             of the Class A-IO certificates.


     Overcollateralization   The initial overcollateralization will
                             be [5.50]% of the initial co+llateral
                             balance building to a target
                             overcollateralization of [8.50]% of the
                             initial collateral balance. For any
                             distribution date on or after the cross
                             over date of December 2006, the target
                             overcollateralization will be the lesser of [8.50]% of the initial collateral balance and [14.875]% of the then-outstanding collateral balance, but not less than [1.0]% of the initial collateral balance.



     Distribution Dates      The 15/th/ day of each month or, if such
                             day is not a business day, the next
                             succeeding business day, beginning in
                             June 2002.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

     Interest Accrual        For the Class A-1 Certificates, interest
                             will accrue from the 15th day of the
                             preceding month until 14/th/ day of the
                             current month. For the first
                             distribution date and the Class A-1
                             certificates, interest will accrue from
                             the closing date to the 14/th/ of June.
                             Interest is calculated using an
                             actual/360 day count.

                             For the Class A-2, A-3, A-4, A-IO, M-1,
                             M-2, and B-1 Certificates interest will
                             accrue during the calendar month
                             preceding the month in which the
                             distribution date occurs. Interest is
                             calculated using a 30/360 day count.

     Servicing Fee           For as long as Oakwood Acceptance is the
                             servicer, the servicing fee of 1.00% per annum is subordinate on a monthly basis to certain other amounts payable in respect of the certificates. See "Cashflow
                             Priority".

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

    Class A-IO Certificates        The Class A-IO Certificates will be
                                   interest-only certificates, and will be
                                   entitled to interest distributions at a
                                   coupon of 6.00% per annum on a notional
                                   principal balance defined for any
                                   distribution date as the lesser of (i)
                                   the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.

                                   The Class A-IO Certificates are not
                                   entitled to any distributions of
                                   principal. They will be rated AAA/Aaa
                                   and will receive interest payments only
                                   through (and including) the distribution date in May 2010.

                                     Period    Balance          Period   Balance          Period   Balance
    Class A-IO Notional                1       $60,800,000.00     33     $43,700,000.00     65     $28,600,000.00
    Principal Balance Schedule         2       $60,800,000.00     34     $42,100,000.00     66     $28,600,000.00
                                       3       $60,800,000.00     35     $42,100,000.00     67     $27,500,000.00
                                       4       $59,300,000.00     36     $42,100,000.00     68     $27,500,000.00
                                       5       $59,300,000.00     37     $40,600,000.00     69     $27,500,000.00
                                       6       $59,300,000.00     38     $40,600,000.00     70     $26,600,000.00
                                       7       $57,600,000.00     39     $40,600,000.00     71     $26,600,000.00
                                       8       $57,600,000.00     40     $39,000,000.00     72     $26,600,000.00
                                       9       $57,600,000.00     41     $39,000,000.00     73     $25,600,000.00
                                       10      $55,900,000.00     42     $39,000,000.00     74     $25,600,000.00
                                       11      $55,900,000.00     43     $37,600,000.00     75     $25,600,000.00
                                       12      $55,900,000.00     44     $37,600,000.00     76     $24,700,000.00
                                       13      $54,200,000.00     45     $37,600,000.00     77     $24,700,000.00
                                       14      $54,200,000.00     46     $36,200,000.00     78     $24,700,000.00
                                       15      $54,200,000.00     47     $36,200,000.00     79     $23,800,000.00
                                       16      $52,500,000.00     48     $36,200,000.00     80     $23,800,000.00
                                       17      $52,500,000.00     49     $34,800,000.00     81     $23,800,000.00
                                       18      $52,500,000.00     50     $34,800,000.00     82     $23,000,000.00
                                       19      $50,700,000.00     51     $34,800,000.00     83     $23,000,000.00
                                       20      $50,700,000.00     52     $33,500,000.00     84     $23,000,000.00
                                       21      $50,700,000.00     53     $33,500,000.00     85     $22,100,000.00
                                       22      $48,900,000.00     54     $33,500,000.00     86     $22,100,000.00
                                       23      $48,900,000.00     55     $32,200,000.00     87     $22,100,000.00
                                       24      $48,900,000.00     56     $32,200,000.00     88     $21,300,000.00
                                       25      $47,100,000.00     57     $32,200,000.00     89     $21,300,000.00
                                       26      $47,100,000.00     58     $31,000,000.00     90     $21,300,000.00
                                       27      $47,100,000.00     59     $31,000,000.00     91     $20,600,000.00
                                       28      $45,400,000.00     60     $31,000,000.00     92     $20,600,000.00
                                       29      $45,400,000.00     61     $29,700,000.00     93     $20,600,000.00
                                       30      $45,400,000.00     62     $29,700,000.00     94     $19,800,000.00
                                       31      $43,700,000.00     63     $29,700,000.00     95     $19,800,000.00
                                       32      $43,700,000.00     64     $28,600,000.00     96     $19,800,000.00

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

    Cashflow Priority          PRIORITY OF DISTRIBUTIONS IF PRINCIPAL
                               DISTRIBUTION TESTS ARE MET:

                               1. To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                               2.  To the Class M-1 Certificates, current
                                   interest and any previously unpaid interest;
                               3.  To the Class M-2 Certificates, current
                                   interest and any previously unpaid interest;
                               4.  To the Class B-1 Certificates, current
                                   interest and any previously unpaid interest;
                               5.  To the Class B-2 Certificates, current
                                   interest and any previously unpaid interest;
                               6. Concurrently to the Class A Certificates, other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                               7. To each class of Class A Certificates, other than the Class A-IO Certificates, the Class A principal distribution amount in sequential numeric order until the certificate balance of each class is reduced to zero;
                               8. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount;
                               9. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                               10. To the Class B-1 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and the Class B-1 percentage and the Class B-2 percentage of the principal distribution amount;
                               11. To the Class B-2 Certificates, any writedown
                                   interest, carryover writedown interest,
                                   previously unpaid principal distribution amounts and, if the principal balance of the Class B-1 Certificates is zero, the Class B-2 percentage of the principal distribution amount;
                               12. If Oakwood is the servicer, any current and
                                   previously unpaid servicing fees;
                               13. To the Class B-2 Certificates, if on any
                                   distribution date and to the extent the
                                   weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                               14. To the Class A-1, Class A-2, Class A-3, Class
                                   A-4, Class M-1, Class M-2, Class B-1, and
                                   Class B-2 Certificates, in that order,
                                   accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                               15. To the Class X Certificates, current and any
                                   previously unpaid Class X strip amounts;
                               16. Any remainder to the Class R Certificates.

--------------------------------------------------------------------------------
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

    Cashflow Priority       PRIORITY OF DISTRIBUTIONS IF PRINCIPAL DISTRIBUTION
                            TESTS ARE NOT MET AND/OR PRIOR TO THE CROSSOVER
                            DATE:

                            1.    To all Class A Certificates, current pro rata
                                  interest and any previously unpaid interest;
                            2.    To the Class M-1 Certificates, current
                                  interest and any previously unpaid interest;
                            3.    To the Class M-2 Certificates, current
                                  interest and any previously unpaid interest;
                            4.    To the Class B-1 Certificates, current
                                  interest and any previously unpaid interest;
                            5.    To the Class B-2 Certificates, current
                                  interest and any previously unpaid interest;
                            6.    Concurrently to the Class A Certificates,
                                  other than the Class A-IO Certificates, any
                                  unpaid principal amounts from previous
                                  distributions;
                            7.    To each class of Class A Certificates, other
                                  than the Class A-IO Certificates, the
                                  principal distribution amount in sequential
                                  numeric order until the certificate balance of each is reduced to zero;
                            8.    To the Class M-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution
                                  amounts and the principal distribution amount until the Class M-1 Certificate balance is reduced to zero;
                            9.    To the Class M-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution
                                  amounts and the principal distribution amount until the Class M-2 Certificate balance is reduced to zero;
                            10.   To the Class B-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution
                                  amounts and the principal distribution amount until the Class B-1 Certificate balance is reduced to zero;
                            11.   To the Class B-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution
                                  amounts and the principal distribution amount until the Class B-2 Certificate balance is reduced to zero;
                            12.   If Oakwood is the servicer, any current and
                                  previously unpaid servicing fees;
                            13.   To the Class B-2 Certificates, if on any
                                  distribution date and to the extent the
                                  weighted average net asset rate is less than
                                  the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                            14.   To the Class X Certificates, current and any
                                  previously unpaid Class X strip amounts;
                            15.   Any remainder to the Class R Certificates.
                            1. The average sixty day delinquency ratio is less
    Principal Distribution     than or equal  to [7.0]%;
    Tests                   2. The current realized loss ratio is less than or
                               equal to [4.0]%;
                            3. The cumulative realized losses are less than or
                               equal to the following percentages of the original Pool Scheduled Principal Balance:
                                   [8.50]% December 2006 through May 2008,
                                   [9.75]% June 2008 through May 2009,
                                   [12.75]% June 2009 through November 2011, and [14.50]% December 2011 and thereafter.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

    Optional Termination          The servicer may terminate the trust by
                                  purchasing all assets remaining in the
                                  trust at the later of (i) any date on
                                  which the aggregate principal balance of outstanding certificates is less than
                                  10% of their initial aggregate principal balance or (ii) May 2010.

    ERISA Considerations          All classes of Offered Certificates are
                                  expected to be ERISA eligible. However,
                                  investors should consult with their
                                  counsel with respect to the consequences under ERISA and the Internal Revenue
                                  Code of a Plan's acquisition and
                                  ownership of such Offered Certificates.

    SMMEA Eligibility             When the amount on deposit in the
                                  Pre-Funding Account has been reduced to
                                  zero, the Class A Certificates and Class
                                  M-1 Certificates are expected to
                                  constitute "mortgage related securities" for purposes of SMMEA.

    Certain Federal Income Tax    For federal income tax purposes, the trust
    Consequences                  estate will be treated as one or more real
                                  estate mortgage investment conduits
                                  ("REMICs").

    Prospectus                    The Offered Certificates are being
                                  offered pursuant to a Prospectus which
                                  includes a Prospectus Supplement
                                  (together, the "Prospectus"). Complete
                                  information with respect to the Offered
                                  Certificates and the Collateral is
                                  contained in the Prospectus. The
                                  foregoing is qualified in its entirety
                                  by, and will be superseded by, the
                                  information appearing in the Prospectus, and the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated
                                  unless the purchaser has received the
                                  Prospectus.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                Summary Collateral Information for Initial Assets
                              And Reacquired Assets

    -----------------------------------------------------------------------

    Initial Asset Balance:                                 $190,147,074

    Cut-off Date for Initial Assets:                        May 1, 2002

    Number of Loans:                                              4,955

    Weighted Average Interest Rate:                              11.38%

    Interest Rate Range:                                 5.99% - 18.25%

    Average Unpaid Principal Balance:                        $38,374.79

    Average Original Principal Balance:                      $41,573.42

    Weighted Average Stated Remaining Term (months):                296

    Stated Remaining Term Range (months):                       5 - 360

    Weighted Average Stated Original Term (months):                 306

    Stated Original Term Range (months):                       23 - 360

    Weighted Average Age (months):                                   11

    Weighted Average Original LTV:                               90.43%

    New Home Loans:                                              77.44%

    Used Home Loans:                                              1.66%

    Repossessed Home Loans:                                      19.83%

    Transferred Home Loans:                                       1.06%

    Step-up Rate Loans:                                           1.26%

    Mortgage Loans: /(1)/                                        31.87%
    -----------------------------------------------------------------------

    (1) Includes both land-home and land-in-lieu loans.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
 [LOGO] Merrill Lynch MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

             Summary Collateral Information for Initial Assets/(1)/

    -----------------------------------------------------------------------

    Initial Asset Balance:                              $173,411,208.96

    Cut-off Date for Initial Assets:                        May 1, 2002

    Number of Loans:                                              3,439

    Weighted Average Interest Rate:                              11.32%

    Interest Rate Range:                                 5.99% - 18.25%

    Average Unpaid Principal Balance:                        $50,424.89

    Average Original Principal Balance:                      $50,500.74

    Weighted Average Stated Remaining Term (months):                318

    Stated Remaining Term Range (months):                      17 - 360

    Weighted Average Stated Original Term (months):                 319

    Stated Original Term Range (months):                       23 - 360

    Weighted Average Age (months):                                    1

    Weighted Average Original LTV:                               90.54%

    New Home Loans:                                              76.33%

    Used Home Loans:                                              1.26%

    Repossessed Home Loans:                                      21.55%

    Transferred Home Loans:                                       0.86%

    Step-up Rate Loans:                                           1.38%

    Mortgage Loans: /(2)/                                        34.42%
    ----------------------------------------------------------------------------

    (1) Initial Assets do NOT include $16,735,865.27 of Reacquired Assets. The Reacquired Assets were securitized previously and subsequently purchased in connection with the optional termination of the related trusts.

    (2)  Includes both land-home and land-in-lieu loans.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

              Summary Collateral Information for Reacquired Assets

               ----------------------------------------------------------------------
               Initial Asset Balance:                              $16,735,865.27

               Cut-off Date for Initial Assets:                       May 1, 2002

               Number of Loans:                                             1,516

               Weighted Average Interest Rate:                              12.00%

               Interest Rate Range:                                9.30% - 17.00 %

               Average Unpaid Principal Balance:                       $11,039.49

               Average Original Principal Balance:                     $21,322.06

               Weighted Average Stated Remaining Term (months):                68

               Stated Remaining Term Range (months):                      5 - 341

               Weighted Average Stated Original Term (months):                178

               Stated Original Term Range (months):                     108 - 360

               Weighted Average Age (months):                                 110

               Weighted Average Original LTV:                               89.19%

               New Home Loans:                                              88.98%

               Used Home Loans:                                              5.90%

               Repossessed Home Loans:                                       2.04%

               Transferred Home Loans:                                       3.08%

               Step-up Rate Loans:                                           0.00%

               Mortgage Loans: /(2)/                                         5.42%
               ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------


                                   Section A:

          Collateral Stratifications for the Entire Initial Asset Pool
                          (Excludes Reacquired Assets)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

             Entire Initial Asset Pool (excludes Reacquired Assets)

                  A: Initial Assets--Credit Bureau Score /(1)/

                                                                                          Percentage of
                                          Number of Initial  Aggregate Scheduled   Initial Assets by Aggregate
Credit Bureau Score/(1)/                        Assets        Principal Balance    Scheduled Principal Balance
--------------------------------------------------------------------------------------------------------------
Not Available (2)                                 411          $ 12,768,063.13               7.36%
3 or 30 (Insufficient Credit History) (3)          10               426,116.95               0.25
341 to 500                                        189             7,230,386.47               4.17
501 to 510                                         39             1,642,139.91               0.95
511 to 520                                         76             3,058,372.82               1.76
521 to 530                                         77             2,953,222.77               1.70
531 to 540                                         81             2,967,974.78               1.71
541 to 550                                         89             3,361,943.03               1.94
551 to 560                                         68             2,497,219.43               1.44
561 to 570                                        120             5,397,193.80               3.11
571 to 580                                        144             6,023,834.47               3.47
581 to 590                                        134             6,459,920.97               3.73
591 to 600                                        136             6,076,923.34               3.50
601 to 610                                        138             6,929,738.14               4.00
611 to 620                                        144             7,433,874.57               4.29
621 to 630                                        158             8,946,092.29               5.16
631 to 640                                        151             7,597,496.46               4.38
641 to 650                                        138             7,046,624.75               4.06
651 to 660                                        133             8,349,453.46               4.81
661 to 719                                        631            42,092,222.28              24.27
720 or Greater                                    372            24,152,395.14              13.93
                                                -----          ---------------             ------

Total:                                          3,439          $173,411,208.96             100.00%
                                                =====          ===============             ======

(1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 640, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification. (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                          A: Initial Assets--Unit Type


                                                                               Percentage of
                           Number of Initial    Aggregate Scheduled     Initial Assets by Aggregate
Unit Type                        Assets          Principal Balance      Scheduled Principal Balance
----------------------------------------------------------------------------------------------------
Multi-section home               1,845            $121,507,926.78                 70.07%
Single-section home              1,594              51,903,282.18                 29.93
                                 -----            ---------------                ------

Total:                           3,439            $173,411,208.96                100.00%
======                           =====            ===============                ======

                        A: Initial Assets--Property Type

                                                                               Percentage of
                           Number of Initial    Aggregate Scheduled     Initial Assets by Aggregate
Property Type                    Assets          Principal Balance      Scheduled Principal Balance
----------------------------------------------------------------------------------------------------
Home-only contract                2,785           $113,715,262.61                 65.58%
Mortgage Loan                       645             59,228,136.80                 34.15
Land-in-lieu mortgage loan            9                467,809.55                  0.27
                                  -----           ---------------                ------

    Total:                        3,439           $173,411,208.96                100.00%
                                  =====           ===============                ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

               A: Initial Assets--Geographical Distribution /(1)/

                                                                               Percentage of
                           Number of Initial    Aggregate Scheduled     Initial Assets by Aggregate
Geographic Location              Assets          Principal Balance      Scheduled Principal Balance
----------------------------------------------------------------------------------------------------
Alabama                             106           $  3,822,140.43                  2.20%
Arizona                             116              8,749,457.75                  5.05
Arkansas                             48              2,040,626.51                  1.18
California                          109              8,572,494.99                  4.94
Colorado                             66              4,001,063.44                  2.31
Delaware                             31              1,264,331.55                  0.73
Florida                              98              5,038,377.07                  2.91
Georgia                             134              5,656,941.17                  3.26
Idaho                                31              2,251,604.83                  1.30
Illinois                              5                198,489.26                  0.11
Indiana                               3                225,898.69                  0.13
Iowa                                  6                328,626.35                  0.19
Kansas                               84              4,383,870.35                  2.53
Kentucky                             61              2,430,404.87                  1.40
Louisiana                           109              4,220,164.14                  2.43
Maryland                              7                422,103.03                  0.24
Massachusetts                         1                 21,514.69                  0.01
Michigan                             94              5,159,605.73                  2.98
Minnesota                             4                131,096.20                  0.08
Mississippi                          90              3,097,213.88                  1.79
Missouri                             56              2,457,871.59                  1.42
Nebraska                              3                125,796.50                  0.07
Nevada                               28              2,171,400.65                  1.25
New Mexico                           76              4,070,665.39                  2.35
New York                              1                 46,707.20                  0.03
North Carolina                      596             26,806,665.59                 15.46
North Dakota                          5                302,511.80                  0.17
Ohio                                 78              4,156,993.65                  2.40
Oklahoma                             71              4,057,591.59                  2.34
Oregon                               51              4,740,889.59                  2.73
Pennsylvania                          3                166,227.69                  0.10
South Carolina                      292             12,378,119.71                  7.14
South Dakota                          1                 37,533.96                  0.02
Tennessee                           125              5,575,259.07                  3.22
Texas                               482             22,602,636.90                 13.03
Utah                                 23              1,722,016.27                  0.99
Virginia                            180              9,959,986.99                  5.74
Washington                           53              4,688,453.94                  2.70
West Virginia                        94              4,125,297.63                  2.38
Wisconsin                             1                 58,758.33                  0.03
Wyoming                              17              1,143,799.99                  0.66
                                  -----           ---------------                ------

Total:                            3,439           $173,411,208.96                100.00%
======                            =====           ===============                ======

__________
     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                   A: Initial Assets--Year of Origination/(1)/

                                                                               Percentage of
                           Number of Initial    Aggregate Scheduled     Initial Assets by Aggregate
Year of Origination              Assets          Principal Balance      Scheduled Principal Balance
----------------------------------------------------------------------------------------------------
1989                                  1           $      3,781.38                  0.00%
1990                                  1                 11,007.85                  0.01
1991                                  2                  8,754.97                  0.01
1992                                  1                  8,267.40                  0.00
1993                                  2                 27,046.07                  0.02
1997                                  1                 77,884.12                  0.04
1998                                  1                 65,170.50                  0.04
2000                                 16                567,861.06                  0.33
2001                                108              5,441,673.09                  3.14
2002                              3,306            167,199,762.52                 96.42
                                  -----           ---------------                ------

Total:                            3,439           $173,411,208.96                100.00%
                                  =====           ===============                ======

_________________

     (1) The weighted average seasoning of the Initial Assets was approximately 1 month as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

         A: Initial Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                          Number of Initial   Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
$     0.01 - $4,999.99                           10            $     43,823.57                  0.03%
$ 5,000.00 - $9,999.99                           22                 175,963.30                  0.10
$10,000.00 - $14,999.99                          40                 501,187.59                  0.29
$15,000.00 - $19,999.99                          89               1,582,975.09                  0.91
$20,000.00 - $24,999.99                         207               4,731,139.60                  2.73
$25,000.00 - $29,999.99                         442              12,188,182.07                  7.03
$30,000.00 - $34,999.99                         434              14,010,279.39                  8.08
$35,000.00 - $39,999.99                         353              13,168,707.60                  7.59
$40,000.00 - $44,999.99                         264              11,204,335.40                  6.46
$45,000.00 - $49,999.99                         236              11,221,778.77                  6.47
$50,000.00 - $54,999.99                         232              12,192,578.33                  7.03
$55,000.00 - $59,999.99                         188              10,792,184.48                  6.22
$60,000.00 - $64,999.99                         149               9,280,371.54                  5.35
$65,000.00 - $69,999.99                         117               7,864,787.05                  4.54
$70,000.00 - $74,999.99                          90               6,538,245.54                  3.77
$75,000.00 - $79,999.99                          88               6,811,090.76                  3.93
$80,000.00 - $84,999.99                          75               6,190,882.26                  3.57
$85,000.00 - $89,999.99                          58               5,075,231.93                  2.93
$90,000.00 - $94,999.99                          46               4,248,180.80                  2.45
$95,000.00 - $99,999.99                          54               5,267,168.10                  3.04
$100,000.00 or more                             245              30,322,115.79                 17.49
                                                ---              -------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ===============                ======

----------

(1) The highest remaining asset amount was $224,124.00 which represents approximately 0.13% of the aggregate remaining principal balance of the Initial Assets as of the Cut-Off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $50,424.89.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

          A: Initial Assets--Distribution of Original Loan Balance/(1)/

                                                                                         Percentage of
                                       Number of Initial    Aggregate Scheduled   Initial Assets by Aggregate
Original Loan Balance                        Assets          Principal Balance    Scheduled Principal Balance
---------------------------------------------------------------------------------------------------------------
$     0.01 - $4,999.99                            6             $     26,760.50                0.02%
$ 5,000.00 - $9,999.99                           22                  172,222.62                0.10
$10,000.00 - $14,999.99                          37                  463,447.29                0.27
$15,000.00 - $19,999.99                          93                1,595,279.14                0.92
$20,000.00 - $24,999.99                         207                4,726,312.92                2.73
$25,000.00 - $29,999.99                         439               12,060,183.35                6.95
$30,000.00 - $34,999.99                         438               14,119,728.98                8.14
$35,000.00 - $39,999.99                         350               13,040,831.67                7.52
$40,000.00 - $44,999.99                         268               11,357,116.50                6.55
$45,000.00 - $49,999.99                         236               11,216,518.01                6.47
$50,000.00 - $54,999.99                         232               12,187,554.67                7.03
$55,000.00 - $59,999.99                         187               10,727,324.96                6.19
$60,000.00 - $64,999.99                         151                9,400,226.12                5.42
$65,000.00 - $69,999.99                         116                7,794,807.00                4.49
$70,000.00 - $74,999.99                          91                6,608,225.59                3.81
$75,000.00 - $79,999.99                          87                6,733,206.64                3.88
$80,000.00 - $84,999.99                          75                6,183,774.32                3.57
$85,000.00 - $89,999.99                          59                5,160,223.99                2.98
$90,000.00 - $94,999.99                          45                4,153,207.88                2.40
$95,000.00 - $99,999.99                          55                5,362,141.02                3.09
$100,000.00 or more                             245               30,322,115.79               17.49
                                                ---               -------------               -----

Total:                                        3,439             $173,411,208.96              100.00%
                                              =====             ===============              ======

----------
     (1) The highest original asset amount was $224,124.00 which represents approximately 0.13% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $50,500.74 as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                   A: Initial Assets--Current Asset Rates/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Current Asset Rate                           Assets           Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
*** 5.999%                                        1            $     27,191.26                 0.02%
6.000% - 6.999%                                  16               1,527,048.00                 0.88
7.000% - 7.999%                                 362              32,015,368.70                18.46
8.000% - 8.999%                                 230              17,495,629.55                10.09
9.000% - 9.999%                                 252              17,448,571.50                10.06
10.000% - 10.999%                               273              16,367,048.03                 9.44
11.000% - 11.999%                               281              16,040,888.72                 9.25
12.000% - 12.999%                               321              14,241,959.23                 8.21
13.000% - 13.999%                               253              10,936,103.28                 6.31
14.000% - 14.999%                               620              23,689,520.60                13.66
15.000% - 15.999%                               307               8,828,855.00                 5.09
16.000% or more                                 523              14,793,025.09                 8.53
                                                ---              -------------                 ----

Total:                                        3,439            $173,411,208.96               100.00%
                                              =====            ===============               ======

----------
     (1) The weighted average current asset rate was approximately 11.32% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

***Less Than or Equal To

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

         A: Initial Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Remaining Term to Maturity                   Assets           Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
1 - 60                                         31             $    321,364.66                 0.19%
61 - 96                                        20                  250,241.26                 0.14
97 - 120                                       39                  832,590.35                 0.48
121 - 156                                     141                3,058,812.16                 1.76
157 - 180                                     214                6,041,115.07                 3.48
181 - 216                                      13                  438,853.41                 0.25
217 - 240                                     883               28,758,941.14                16.58
241 - 300                                     619               26,072,113.10                15.03
301 - 360                                   1,479              107,637,177.81                62.07
                                            -----              --------------                -----

Total:                                      3,439             $173,411,208.96               100.00%
                                            =====             ===============               ======

----------

     (1) The weighted average remaining term to maturity of the Initial Assets was approximately 318 months as of the Cut-off Date.

         A: Initial Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity                     Assets          Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
1 - 60                                           27            $    297,820.46                  0.17%
61 - 96                                          17                 214,927.79                  0.12
97 - 120                                         38                 815,333.87                  0.47
121 - 156                                       144               3,084,823.61                  1.78
157 - 180                                       219               6,091,217.77                  3.51
181 - 216                                        13                 438,853.41                  0.25
217 - 240                                       883              28,758,941.14                 16.58
241 - 300                                       619              26,072,113.10                 15.03
301 - 360                                     1,479             107,637,177.81                 62.07
                                              -----             --------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ===============                ======

----------

     (1) The weighted average original term to maturity of the Initial Assets was approximately 319 months as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

      A: Initial Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio/(1)/                      Assets          Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
50% or less                                      40            $  1,446,472.18                  0.83%
51% - 55%                                        17                 870,278.03                  0.50
56% - 60%                                        21               1,138,517.12                  0.66
61% - 65%                                        40               2,136,545.68                  1.23
66% - 70%                                       125               5,446,758.86                  3.14
71% - 75%                                        73               3,612,439.49                  2.08
76% - 80%                                       115               6,203,421.50                  3.58
81% - 85%                                       138               7,829,305.15                  4.51
86% - 90%                                       579              31,313,067.78                 18.06
91% - 95%                                     1,576              75,760,200.85                 43.69
96% - 100%                                      715              37,654,202.32                 21.71
                                                ---              -------------                 -----

Total:                                        3,439            $173,411,208.96                100.00%
                                              =====            ===============                ======

----------
     (1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 90.54% as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                                   Section B:
                 Collateral Stratifications for the Repossessed
                                     Assets
                          (excludes Reacquired Assets)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                 Repossessed Assets (excludes Reacquired Assets)

                 B: Repossessed Assets--Credit Bureau Score/(1)/

                                                                                         Percentage of
                                                Number of          Aggregate       the Repossessed Assets by
                                               Repossessed         Scheduled          Aggregate Scheduled
 Credit Bureau Score                              Assets       Principal Balance       Principal Balance
--------------------------------------------------------------------------------------------------------------
 Not Available (2)                                 247          $ 7,747,059.61               20.73%
 3 or 30 (Insufficient Credit History) (3)           1               43,935.62                0.12
 341 to 500                                        131            4,598,424.68               12.31
 501 to 510                                         22              817,222.11                2.19
 511 to 520                                         62            2,439,014.90                6.53
 521 to 530                                         59            2,191,785.74                5.87
 531 to 540                                         62            2,105,620.75                5.63
 541 to 550                                         72            2,803,531.41                7.50
 551 to 560                                         52            1,738,863.24                4.65
 561 to 570                                         47            1,868,558.11                5.00
 571 to 580                                         57            1,990,317.94                5.33
 581 to 590                                         50            1,935,816.57                5.18
 591 to 600                                         33            1,152,857.11                3.09
 601 to 610                                         39            1,561,794.06                4.18
 611 to 620                                         19              843,087.98                2.26
 621 to 630                                         17              681,852.69                1.82
 631 to 640                                         13              365,990.23                0.98
 641 to 650                                         14              572,187.41                1.53
 651 to 660                                         13              662,614.80                1.77
 661 to 719                                         26              983,264.93                2.63
 720 or Greater                                      6              264,607.20                0.71
                                                     -              ----------                ----

 Total:                                          1,042          $37,368,407.09              100.00%
                                                 =====          ==============              =======

---------------
     (1) The weighted average credit bureau score (excluding the Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 557, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                        B: Repossessed Assets--Unit Type

                                                                                  Percentage of
                                                                            the Repossessed Assets by
                                   Number of         Aggregate Scheduled       Aggregate Scheduled
Unit Type                      Repossessed Assets     Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------
Multi-section home                    336                 $17,093,462.43              45.74%
Single-section home                   706                  20,274,944.66              54.26
                                      ---                  -------------              -----

    Total:                          1,042                 $37,368,407.09             100.00%
                                    =====                 ==============             =======

                      B: Repossessed Assets--Property Type

                                                                                  Percentage of
                                                                            the Repossessed Assets by
                                    Number of        Aggregate Scheduled       Aggregate Scheduled
Property Type                  Repossessed Assets     Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------
Home-only contract                    982                 $33,125,753.40              88.65%
Mortgage loan                          60                   4,242,653.69              11.35
                                       --                   ------------              -----

Total:                              1,042                 $37,368,407.09             100.00%
                                    =====                 ==============             =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

              B: Repossessed Assets--Geographical Distribution/(1)/

                                                                              Percentage of
                                                        Aggregate       the Repossessed Assets by
                                   Number of            Scheduled          Aggregate Scheduled
Geographic Location           Repossessed Assets    Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------
Alabama                               71             $ 2,379,084.36                 6.37%
Arizona                               22               1,255,739.08                 3.36
Arkansas                              18                 692,421.54                 1.85
Colorado                               4                 170,296.43                 0.46
Delaware                               4                  89,834.50                 0.24
Florida                               39               1,516,192.03                 4.06
Georgia                               48               1,790,772.22                 4.79
Idaho                                  7                 359,086.22                 0.96
Kansas                                12                 460,437.74                 1.23
Kentucky                              15                 442,722.27                 1.18
Louisiana                             46               1,628,925.79                 4.36
Maryland                               2                  48,081.17                 0.13
Massachusetts                          1                  21,514.69                 0.06
Mississippi                           60               1,975,206.68                 5.29
Missouri                              13                 450,864.64                 1.21
Nevada                                 3                 152,170.68                 0.41
New Mexico                            30               1,148,364.94                 3.07
North Carolina                       164               5,741,237.02                15.36
Ohio                                  12                 416,088.14                 1.11
Oklahoma                              19                 688,198.14                 1.84
Oregon                                 2                 160,742.11                 0.43
South Carolina                       122               4,106,239.18                10.99
Tennessee                             50               1,761,629.32                 4.71
Texas                                232               8,369,712.35                22.40
Utah                                   1                  35,415.58                 0.09
Virginia                              23                 644,359.53                 1.72
Washington                             6                 312,939.50                 0.84
West Virginia                         15                 480,805.83                 1.29
Wyoming                                1                  69,325.41                 0.19
                                       -                  ---------                 ----

Total:                             1,042             $37,368,407.09               100.00%
                                   =====             ==============               =======

-------------------
     (1) Based on the mailing address of the obligor on the related Repossessed Asset as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                   B: Repossessed Assets--Year of Origination

                                                                                         Percentage of
                                                                                  the Repossessed Assets by
                                           Number of        Aggregate Scheduled       Aggregate Scheduled
Year of Origination                    Repossessed Assets    Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
1991                                            1              $     4,829.75                 0.01%
2001                                           43                1,620,311.08                 4.34
2002                                          998               35,743,266.26                95.65
                                              ---               -------------                -----

Total:                                      1,042              $37,368,407.09               100.00%
                                            =====              ==============              =======

       B: Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                                                                    the Repossessed Assets by
                                             Number of        Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance                  Repossessed Assets     Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$0.01      - $ 4,999.99                           2              $     9,356.47                  0.03%
$10,000.00 - $14,999.99                          10                  131,618.85                  0.35
$15,000.00 - $19,999.99                          58                1,041,214.91                  2.79
$20,000.00 - $24,999.99                         124                2,804,753.26                  7.51
$25,000.00 - $29,999.99                         234                6,453,255.91                 17.27
$30,000.00 - $34,999.99                         192                6,196,414.41                 16.58
$35,000.00 - $39,999.99                         114                4,215,454.94                 11.28
$40,000.00 - $44,999.99                          93                3,933,229.48                 10.53
$45,000.00 - $49,999.99                          67                3,190,519.32                  8.54
$50,000.00 - $54,999.99                          52                2,729,383.70                  7.30
$55,000.00 - $59,999.99                          28                1,600,559.27                  4.28
$60,000.00 - $64,999.99                          23                1,439,177.53                  3.85
$65,000.00 - $69,999.99                           9                  604,071.56                  1.62
$70,000.00 - $74,999.99                           5                  363,192.96                  0.97
$75,000.00 - $79,999.99                           7                  541,674.35                  1.45
$80,000.00 - $84,999.99                          11                  909,577.86                  2.43
$85,000.00 - $89,999.99                           8                  698,788.51                  1.87
$90,000.00 - $94,999.99                           2                  186,213.90                  0.50
$95,000.00 - $99,999.99                           1                   96,810.50                  0.26
$100,000.00 or more                               2                  223,139.40                  0.60
                                                  -                  ----------                  ----

Total:                                        1,042              $37,368,407.09                100.00%
                                              =====              ==============               =======

----------------
     (1) The highest remaining asset amount was $113,004.11 which represents approximately 0.30% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-Off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $35,862.19.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

        B: Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                                                                          Percentage of
                                                                   Aggregate        the Repossessed Assets by
                                              Number of            Scheduled           Aggregate Scheduled
Original Loan Balance                    Repossessed Assets    Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$5,000.00 -  $ 9,999.99                           1             $     4,526.72                 0.01%
$10,000.00 - $14,999.99                          10                 131,618.85                 0.35
$15,000.00 - $19,999.99                          59               1,046,044.66                 2.80
$20,000.00 - $24,999.99                         124               2,804,753.26                 7.51
$25,000.00 - $29,999.99                         234               6,453,255.91                17.27
$30,000.00 - $34,999.99                         192               6,196,414.41                16.58
$35,000.00 - $39,999.99                         112               4,135,502.28                11.07
$40,000.00 - $44,999.99                          95               4,013,182.14                10.74
$45,000.00 - $49,999.99                          67               3,190,519.32                 8.54
$50,000.00 - $54,999.99                          51               2,674,388.64                 7.16
$55,000.00 - $59,999.99                          29               1,655,554.33                 4.43
$60,000.00 - $64,999.99                          23               1,439,177.53                 3.85
$65,000.00 - $69,999.99                           9                 604,071.56                 1.62
$70,000.00 - $74,999.99                           5                 363,192.96                 0.97
$75,000.00 - $79,999.99                           7                 541,674.35                 1.45
$80,000.00 - $84,999.99                          10                 824,585.80                 2.21
$85,000.00 - $89,999.99                           9                 783,780.57                 2.10
$90,000.00 - $94,999.99                           2                 186,213.90                 0.50
$95,000.00 - $99,999.99                           1                  96,810.50                 0.26
$100,000.00 or more                               2                 223,139.40                 0.60
                                                  -                 ----------                 ----

Total:                                        1,042             $37,368,407.09               100.00%
                                              =====             ==============               =======

---------------
     (1) The highest original asset amount was $113,525.00 which represents approximately 0.30% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $35,918.01 as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                 B: Repossessed Assets--Current Asset Rates/(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of       Aggregate Scheduled       Aggregate Scheduled
Current Asset Rate                     Repossessed Assets    Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
8.000% -   8.999%                                1             $    42,830.29                 0.11%
9.000% -   9.999%                               10                 763,695.83                 2.04
10.000% - 10.999%                                7                 457,608.52                 1.22
11.000% - 11.999%                               40               2,336,173.78                 6.25
12.000% - 12.999%                               79               3,710,207.90                 9.93
13.000% - 13.999%                               37               1,563,709.04                 4.18
14.000% - 14.999%                              235              10,468,050.25                28.01
15.000% - 15.999%                              185               5,150,802.35                13.78
16.000% or more                                448              12,875,329.13                34.46
                                               ---              -------------                -----

Total:                                       1,042             $37,368,407.09               100.00%
                                             =====             ==============               =======

------------------
     (1) The weighted average current asset rate was approximately 14.73% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

       B: Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of        Aggregate Scheduled      Aggregate Scheduled
Remaining Term to Maturity              Repossessed Assets    Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
1 - 60                                          3               $    19,787.68                0.05%
61 - 96                                         2                    28,925.06                0.08
97 - 120                                        9                   191,734.40                0.51
121 - 156                                     132                 2,843,238.66                7.61
157 - 180                                     163                 4,332,709.78               11.59
181 - 216                                      12                   399,145.74                1.07
217 - 240                                     403                13,363,872.47               35.76
241 - 300                                     210                 9,705,238.68               25.97
301 - 360                                     108                 6,483,754.62               17.35
                                              ---                 ------------               -----

Total:                                      1,042               $37,368,407.09              100.00%
                                            =====               ==============              =======

------------------
     (1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 260 months as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

        B: Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                        Percentage of
                                                                                   the Repossessed Assets by
                                            Number of        Aggregate Scheduled      Aggregate Scheduled
 Original Term to Maturity              Repossessed Assets    Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
1 - 60                                           2             $    14,957.93                0.04%
61 - 96                                          2                  28,925.06                0.08
97 - 120                                         9                 191,734.40                0.51
121 - 156                                      133               2,848,068.41                7.62
157 - 180                                      163               4,332,709.78               11.59
181 - 216                                       12                 399,145.74                1.07
217 - 240                                      403              13,363,872.47               35.76
241 - 300                                      210               9,705,238.68               25.97
301 - 360                                      108               6,483,754.62               17.35
                                               ---               ------------               -----

Total:                                       1,042             $37,368,407.09              100.00%
                                             =====             ===============             =======

------------
     (1) The weighted average original term to maturity of the Repossessed Assets was approximately 261 months as of the Cut-off Date.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of        Aggregate Scheduled      Aggregate Scheduled
 Loan-to-Value Ratio(1)                 Repossessed Assets     Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                      1             $    33,117.77                0.09%
61% - 65%                                        1                  34,858.63                0.09
66% - 70%                                        2                 142,980.00                0.38
71% - 75%                                        1                  66,133.79                0.18
76% - 80%                                        9                 276,771.36                0.74
81% - 85%                                       17                 533,983.53                1.43
86% - 90%                                       85               2,913,569.69                7.80
91% - 95%                                      447              15,229,337.31               40.75
96% - 100%                                     479              18,137,655.01               48.54
                                               ---              -------------               -----

Total:                                       1,042             $37,368,407.09              100.00%
                                             =====             ===============             =======

------------
     (1) The weighted average original Loan-to-Value Ratio of the Repossessed Assets was approximately 95.12% as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                                   SECTION C:
                       Collateral Stratifications for The
                             Non-Repossessed Assets
                          (Excludes Reacquired Assets)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch   MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

               Non Repossessed Assets (excludes Reacquired Assets)

               C: Non Repossessed Assets--Credit Bureau Score/(1)/

                                                                                          Percentage of
                                            Number of Non                            the Non Repossessed Assets
                                             Repossessed      Aggregate Scheduled      by Aggregate Scheduled
Credit Bureau Score                             Assets         Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------
Not Available (2)                                 164          $  5,021,003.52                 3.69%
3 or 30 (Insufficient Credit History) (3)           9               382,181.33                 0.28
341 to 500                                         58             2,631,961.79                 1.93
501 to 510                                         17               824,917.80                 0.61
511 to 520                                         14               619,357.92                 0.46
521 to 530                                         18               761,437.03                 0.56
531 to 540                                         19               862,354.03                 0.63
541 to 550                                         17               558,411.62                 0.41
551 to 560                                         16               758,356.19                 0.56
561 to 570                                         73             3,528,635.69                 2.59
571 to 580                                         87             4,033,516.53                 2.96
581 to 590                                         84             4,524,104.40                 3.33
591 to 600                                        103             4,924,066.23                 3.62
601 to 610                                         99             5,367,944.08                 3.95
611 to 620                                        125             6,590,786.59                 4.84
621 to 630                                        141             8,264,239.60                 6.07
631 to 640                                        138             7,231,506.23                 5.32
641 to 650                                        124             6,474,437.34                 4.76
651 to 660                                        120             7,686,838.66                 5.65
661 to 719                                        605            41,108,957.35                30.22
720 or Greater                                    366            23,887,787.94                17.56
                                                  ---            -------------                -----

Total:                                          2,397          $136,042,801.87               100.00%
                                                =====          ===============               ======

------------
     (1) The weighted average credit bureau score (excluding the Non-Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 659, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                      C: Non Repossessed Assets--Unit Type


                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Unit Type                               Repossessed Assets    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------------
Multi-section home                            1,509             $104,414,464.35               76.75%
Single-section home                             888               31,628,337.52               23.25
                                              -----             ---------------              ------

    Total:                                    2,397             $136,042,801.87              100.00%
                                              =====             ===============              ======




                    C: Non Repossessed Assets--Property Type


                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Property Type                           Repossessed Assets    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------------
Home-only contract                            1,803             $ 80,589,509.21               59.24%
Mortgage loan                                   585               54,985,483.11               40.42
Land-in-lieu mortgage loan                        9                  467,809.55                0.34
                                              -----             ---------------              ------

Total:                                        2,397             $136,042,801.87              100.00%
                                              =====             ===============              ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

           C: Non Repossessed Assets--Geographical Distribution/(1)/


                                                                                  Percentage of
                                                                           the Non Repossessed Assets
                                Number of Non     Aggregate Scheduled        by Aggregate Scheduled
Geographic Location          Repossessed Assets    Principal Balance            Principal Balance
---------------------------------------------------------------------------------------------------------
Alabama                               35           $  1,443,056.07                     1.06%
Arizona                               94              7,493,718.67                     5.51
Arkansas                              30              1,348,204.97                     0.99
California                           109              8,572,494.99                     6.30
Colorado                              62              3,830,767.01                     2.82
Delaware                              27              1,174,497.05                     0.86
Florida                               59              3,522,185.04                     2.59
Georgia                               86              3,866,168.95                     2.84
Idaho                                 24              1,892,518.61                     1.39
Illinois                               5                198,489.26                     0.15
Indiana                                3                225,898.69                     0.17
Iowa                                   6                328,626.35                     0.24
Kansas                                72              3,923,432.61                     2.88
Kentucky                              46              1,987,682.60                     1.46
Louisiana                             63              2,591,238.35                     1.90
Maryland                               5                374,021.86                     0.27
Michigan                              94              5,159,605.73                     3.79
Minnesota                              4                131,096.20                     0.10
Mississippi                           30              1,122,007.20                     0.82
Missouri                              43              2,007,006.95                     1.48
Nebraska                               3                125,796.50                     0.09
Nevada                                25              2,019,229.97                     1.48
New Mexico                            46              2,922,300.45                     2.15
New York                               1                 46,707.20                     0.03
North Carolina                       432             21,065,428.57                    15.48
North Dakota                           5                302,511.80                     0.22
Ohio                                  66              3,740,905.51                     2.75
Oklahoma                              52              3,369,393.45                     2.48
Oregon                                49              4,580,147.48                     3.37
Pennsylvania                           3                166,227.69                     0.12
South Carolina                       170              8,271,880.53                     6.08
South Dakota                           1                 37,533.96                     0.03
Tennessee                             75              3,813,629.75                     2.80
Texas                                250             14,232,924.55                    10.46
Utah                                  22              1,686,600.69                     1.24
Virginia                             157              9,315,627.46                     6.85
Washington                            47              4,375,514.44                     3.22
West Virginia                         79              3,644,491.80                     2.68
Wisconsin                              1                 58,758.33                     0.04
Wyoming                               16              1,074,474.58                     0.79
                                   -----           ---------------                   ------

Total:                             2,397           $136,042,801.87                   100.00%
                                   =====           ===============                   ======

     (1) Based on the mailing address of the obligor on the related Non-Repossessed Asset as of the Cut-off Date.


--------------------------------------------------------------------------------
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                                       35

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                 C: Non Repossessed Assets--Year of Origination


                                                                                   Percentage of
                                                                             the Non Repossessed Assets
                                     Number of Non     Aggregate Scheduled     by Aggregate Scheduled
Year of Origination                Repossessed Assets   Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------------
1989                                         1           $      3,781.38                0.00%
1990                                         1                 11,007.85                0.01
1991                                         1                  3,925.22                0.00
1992                                         1                  8,267.40                0.01
1993                                         2                 27,046.07                0.02
1997                                         1                 77,884.12                0.06
1998                                         1                 65,170.50                0.05
2000                                        16                567,861.06                0.42
2001                                        65              3,821,362.01                2.81
2002                                     2,308            131,456,496.26               96.63
                                         -----           ---------------              ------

Total:                                   2,397           $136,042,801.87              100.00%
                                         =====           ===============              ======

----------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

     C: Non Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                       Percentage of
                                                                Aggregate       the Non Repossessed Assets
                                         Number of Non          Scheduled         by Aggregate Scheduled
 Remaining Loan Balance               Repossessed Assets    Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
 $0.01 -      $ 4,999.99                        8           $     34,467.10                  0.03%
 $5,000.00 -  $ 9,999.99                       22                175,963.30                  0.13
 $10,000.00 - $14,999.99                       30                369,568.74                  0.27
 $15,000.00 - $19,999.99                       31                541,760.18                  0.40
 $20,000.00 - $24,999.99                       83              1,926,386.34                  1.42
 $25,000.00 - $29,999.99                      208              5,734,926.16                  4.22
 $30,000.00 - $34,999.99                      242              7,813,864.98                  5.74
 $35,000.00 - $39,999.99                      239              8,953,252.66                  6.58
 $40,000.00 - $44,999.99                      171              7,271,105.92                  5.34
 $45,000.00 - $49,999.99                      169              8,031,259.45                  5.90
 $50,000.00 - $54,999.99                      180              9,463,194.63                  6.96
 $55,000.00 - $59,999.99                      160              9,191,625.21                  6.76
 $60,000.00 - $64,999.99                      126              7,841,194.01                  5.76
 $65,000.00 - $69,999.99                      108              7,260,715.49                  5.34
 $70,000.00 - $74,999.99                       85              6,175,052.58                  4.54
 $75,000.00 - $79,999.99                       81              6,269,416.41                  4.61
 $80,000.00 - $84,999.99                       64              5,281,304.40                  3.88
 $85,000.00 - $89,999.99                       50              4,376,443.42                  3.22
 $90,000.00 - $94,999.99                       44              4,061,966.90                  2.99
 $95,000.00 - $99,999.99                       53              5,170,357.60                  3.80
 $100,000.00 or more                          243             30,098,976.39                 22.12
                                              ---             -------------                 -----

 Total:                                     2,397           $136,042,801.87                100.00%
                                            =====           ===============                =======

----------------
     (1) The highest remaining asset amount was $224,124.00 which represents approximately 0.16% of the aggregate remaining principal balance of the Initial Statistical Assets as of the Cut-Off Date. The average remaining principal amount of the Non-Repossessed Assets as of the Cut-Off Date is approximately $56,755.45.

--------------------------------------------------------------------------------
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

      C: Non Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                                                                        Percentage of
                                                                                 the Non Repossessed Assets
                                         Number of Non     Aggregate Scheduled     by Aggregate Scheduled
 Original Loan Balance                Repossessed Assets    Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------
 $0.01 -      $ 4,999.99                         6          $     26,760.50                   0.02%
 $5,000.00 -  $ 9,999.99                        21               167,695.90                   0.12
 $10,000.00 - $14,999.99                        27               331,828.44                   0.24
 $15,000.00 - $19,999.99                        34               549,234.48                   0.40
 $20,000.00 - $24,999.99                        83             1,921,559.66                   1.41
 $25,000.00 - $29,999.99                       205             5,606,927.44                   4.12
 $30,000.00 - $34,999.99                       246             7,923,314.57                   5.82
 $35,000.00 - $39,999.99                       238             8,905,329.39                   6.55
 $40,000.00 - $44,999.99                       173             7,343,934.36                   5.40
 $45,000.00 - $49,999.99                       169             8,025,998.69                   5.90
 $50,000.00 - $54,999.99                       181             9,513,166.03                   6.99
 $55,000.00 - $59,999.99                       158             9,071,770.63                   6.67
 $60,000.00 - $64,999.99                       128             7,961,048.59                   5.85
 $65,000.00 - $69,999.99                       107             7,190,735.44                   5.29
 $70,000.00 - $74,999.99                        86             6,245,032.63                   4.59
 $75,000.00 - $79,999.99                        80             6,191,532.29                   4.55
 $80,000.00 - $84,999.99                        65             5,359,188.52                   3.94
 $85,000.00 - $89,999.99                        50             4,376,443.42                   3.22
 $90,000.00 - $94,999.99                        43             3,966,993.98                   2.92
 $95,000.00 - $99,999.99                        54             5,265,330.52                   3.87
 $100,000.00 or more                           243            30,098,976.39                  22.12
                                               ---            -------------                  -----

 Total:                                      2,397          $136,042,801.87                 100.00%
                                             =====          ===============                 =======

-----------------
     (1) The highest original asset amount was $224,124.00 which represents approximately 0.16% of the aggregate principal balance of the Non-Repossessed Assets at origination. The average original principal amount of the Non-Repossessed Assets was approximately $56,840.00 as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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                                       38

                        COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch    MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

               C: Non Repossessed Assets--Current Asset Rates/(1)/

                                                                                       Percentage of
                                                                                    the Non Repossessed
                                                                                    Assets by Aggregate
                                         Number of Non     Aggregate Scheduled      Scheduled Principal
Current Asset Rate                    Repossessed Assets    Principal Balance             Balance
------------------------------------------------------------------------------------------------------------
*** 5.999%                                      1            $     27,191.26                 0.02%
6.000% - 6.999%                                16               1,527,048.00                 1.12
7.000% - 7.999%                               362              32,015,368.70                23.53
8.000% - 8.999%                               229              17,452,799.26                12.83
9.000% - 9.999%                               242              16,684,875.67                12.26
10.000% - 10.999%                             266              15,909,439.51                11.69
11.000% - 11.999%                             241              13,704,714.94                10.07
12.000% - 12.999%                             242              10,531,751.33                 7.74
13.000% - 13.999%                             216               9,372,394.24                 6.89
14.000% - 14.999%                             385              13,221,470.35                 9.72
15.000% - 15.999%                             122               3,678,052.65                 2.70
16.000% or more                                75               1,917,695.96                 1.41
                                               --               ------------                 ----

    Total:                                  2,397            $136,042,801.87               100.00%
                                            =====            ================              =======

*** denotes less than or equal to

-------------------
     (1) The weighted average current asset rate was approximately 10.38% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

     C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                       Percentage of
                                                                                    the Non Repossessed
                                                                                    Assets by Aggregate
                                         Number of Non     Aggregate Scheduled      Scheduled Principal
Remaining Term to Maturity            Repossessed Assets    Principal Balance             Balance
------------------------------------------------------------------------------------------------------------
1 - 60                                         28            $    301,576.98                0.22%
61 - 96                                        18                 221,316.20                0.16
97 - 120                                       30                 640,855.95                0.47
121 - 156                                       9                 215,573.50                0.16
157 - 180                                      51               1,708,405.29                1.26
181 - 216                                       1                  39,707.67                0.03
217 - 240                                     480              15,395,068.67               11.32
241 - 300                                     409              16,366,874.42               12.03
301 - 360                                   1,371             101,153,423.19               74.35
                                            -----             --------------               -----

Total:                                      2,397            $136,042,801.87              100.00%
                                            =====            ===============              =======

-------------------
     (1) The weighted average remaining term to maturity of the Non-Repossessed Assets was approximately 333 months as of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

      C: Non Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Original Term to Maturity               Repossessed Assets     Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 - 60                                         25            $    282,862.53                 0.21%
 61 - 96                                         15                 186,002.73                 0.14
 97 - 120                                        29                 623,599.47                 0.46
121 - 156                                        11                 236,755.20                 0.17
157 - 180                                        56               1,758,507.99                 1.29
181 - 216                                         1                  39,707.67                 0.03
217 - 240                                       480              15,395,068.67                11.32
241 - 300                                       409              16,366,874.42                12.03
301 - 360                                     1,371             101,153,423.19                74.35
                                              -----             --------------                -----

Total:                                        2,397            $136,042,801.87               100.00%
                                              =====            ===============               ======

---------------
     (1) The weighted average original term to maturity of the Non-Repossessed Assets was approximately 334 months as of the Cut-off Date.

  C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Loan-to-Value Ratio/(1)/                Repossessed Assets     Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                      39            $  1,413,354.41                 1.04%
51% - 55%                                        17                 870,278.03                 0.64
56% - 60%                                        21               1,138,517.12                 0.84
61% - 65%                                        39               2,101,687.05                 1.54
66% - 70%                                       123               5,303,778.86                 3.90
71% - 75%                                        72               3,546,305.70                 2.61
76% - 80%                                       106               5,926,650.14                 4.36
81% - 85%                                       121               7,295,321.62                 5.36
86% - 90%                                       494              28,399,498.09                20.88
91% - 95%                                     1,129              60,530,863.54                44.49
96% - 100%                                      236              19,516,547.31                14.35
                                                ---              -------------                -----

Total:                                        2,397            $136,042,801.87               100.00%
                                              =====            ===============               ======

----------------
     (1) The weighted average original Loan-to-Value Ratio of the Non-Repossessed Assets was approximately 89.29% as of the Cut-off Date.


--------------------------------------------------------------------------------
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      COMPUTATIONAL MATERIALS FOR OAKWOOD MORTGAGE
[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

                          MHP Prepayment Sensitivities

                                           0% MHP              100% MHP               150% MHP
                                           ------              --------               --------

                                       WAL      Maturity    WAL       Maturity      WAL      Maturity
To Optional  Termination
Class A-1                              4.94       05/13     1.59       10/05        1.22      12/04
Class A-2                             14.34       09/19     4.96       03/09        3.73      06/07
Class A-3                             19.86       03/25     9.53       02/15        7.02      12/11
Class A-4                             26.12       04/30    18.09       09/23       14.53      01/20
Class A-IO                             4.96       05/10     4.96       05/10        4.96      05/10
Class M-1                             23.67       04/30    14.69       09/23       11.54      01/20
Class M-2                             23.67       04/30    14.69       09/23       11.54      01/20
Class B-1                             20.36       11/25    10.04       11/15        7.42      09/12

To Maturity
Class A-1                              4.94       05/13     1.59       10/05        1.22      12/04
Class A-2                             14.34       09/19     4.96       03/09        3.73      06/07
Class A-3                             19.86       03/25     9.53       02/15        7.02      12/11
Class A-4                             26.44       01/32    19.19       04/30       15.75      12/27
Class A-IO                             4.96       05/10     4.96       05/10        4.96      05/10
Class M-1                             23.85       11/31    15.32       07/29       12.23      10/26
Class M-2                             23.84       09/31    15.25       08/28       12.14      08/25
Class B-1                             20.36       11/25    10.04       11/15        7.42      09/12

                                          200% MHP             250% MHP               300% MHP
                                          --------             --------               --------

                                       WAL       Maturity   WAL       Maturity      WAL      Maturity
To Optional Termination
Class A-1
Class A-2                              1.00       06/04     0.85        02/04       0.74      11/03
Class A-3                              3.00       06/06     2.51       10./05       2.17      04/05
Class A-4                              5.00       03/09     3.80        09/06       3.26      01/06
Class A-IO                            11.31       12/16     8.02        07/14       5.40      09/12
Class M-1                              4.96       05/10     4.96        05/10       4.96      05/10
Class M-2                              9.70       12/16     8.74        07/14       8.01      09/12
Class B-1                              9.70       12/16     8.74        07/14       8.01      09/12
                                       6.36       01/11     6.16        05/10       6.05      12/09
To Maturity
Class A-1                              1.00       06/04     0.85        02/04       0.74      11/03
Class A-2                              3.00       06/06     2.51        10/05       2.17      04/05
Class A-3                              5.00       03/09     3.80        09/06       3.26      01/06
Class A-4                             12.41       02/25     8.76        02/22       5.72      10/19
Class A-IO                             4.96       05/10     4.96        05/10       4.96      05/10
Class M-1                             10.44       12/23     9.58        06/21       8.94      06/19
Class M-2                             10.35       07/22     9.50        05/20       8.87      06/18
Class B-1                              6.36       01/11     6.16        05/10       6.05      12/09

--------------------------------------------------------------------------------
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

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[LOGO] Merrill Lynch  MANUFACTURED HOUSING CERTIFICATES, SERIES 2002-B
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Laura Schwartz                 (212) 449-2695
Demetrios Tsipras              (212) 449-9486
Rob Gaito                      (212) 449-6227


Asset Backed Trading
--------------------
Scott Soltas                   (212) 449-3659
Brian Kane                     (212) 449-3659
Terrence Mack                  (212) 449-3659
Tracey Keegan                  (212) 449-3659


Asset Backed Research
---------------------
Dan Castro                     (212) 449-1663
Glenn Costello                 (212) 449-4457
Joshua Anderson                (212) 449-9622


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                                       42